                                                                    EXHIBIT 10.i



                                LEASE AGREEMENT


                                    BETWEEN


                   COURTYARD BY MARRIOTT LIMITED PARTNERSHIP
                                      AND
                          CERTAIN LAND TRUST TRUSTEES
                                  ("Landlord")


                                      AND


                        COURTYARD MANAGEMENT CORPORATION
                                   ("Tenant")

                                TABLE OF CONTENTS
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                                                                                  Page
                                                                                  ----
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ARTICLE I - DEFINITION OF TERMS......................................................2

      1.01 Definition of Terms.......................................................2
           -------------------
      1.02 Terms Defined in Other Sections..........................................12
           -------------------------------

ARTICLE II - LEASE OF THE HOTELS....................................................14

      2.01 Granting Clause..........................................................14
           ---------------
      2.02 Operating Permits........................................................14
           -----------------
      2.03 Non-Discrimination.......................................................14
           ------------------

ARTICLE III - OWNERSHIP OF HOTELS...................................................15

      3.01 Ownership of Hotels......................................................15
           -------------------
      3.02 Subordination, Nondisturbance, and Attornment............................15
           ---------------------------------------------

ARTICLE IV - TERM...................................................................17

      4.01 Term.....................................................................17
           ----
      4.02 Termination Fee..........................................................18
           ---------------
      4.03 Performance Termination..................................................19
           -----------------------
      4.04 Actions to be Taken Upon Termination.....................................20
           ------------------------------------

ARTICLE V - RENT....................................................................22

      5.01 Annual Rent..............................................................22
           -----------
      5.02 Additional Rent..........................................................22
           ---------------
      5.03 Distribution of Operating Profit.........................................23
           --------------------------------
      5.04 Accounting and Interim Payment...........................................27
           ------------------------------
      5.05 Advances to Avoid Foreclosure............................................28
           -----------------------------
      5.06 Application of Sale and Loan Proceeds....................................28
           -------------------------------------

ARTICLE VI - [THIS ARTICLE INTENTIONALLY OMITTED]...................................30


ARTICLE VII - HOTEL WORKING CAPITAL AND FIXED ASSET SUPPLIES........................31

      7.01 Hotel Working Capital, Inventories, and Fixed Asset Supplies.............31
           ------------------------------------------------------------

ARTICLE VIII - REPAIRS, MAINTENANCE, AND REPLACEMENTS...............................32

      8.01 Repairs and Maintenance..................................................32
           -----------------------
      8.02 Repairs and Equipment Reserve............................................32
           -----------------------------
      8.03 Building Alterations, Improvements, Renewals, and Replacements...........34
           --------------------------------------------------------------
      8.04 Liens....................................................................35
           -----
      8.05 Ownership of Replacements................................................35
           -------------------------

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ARTICLE IX - BOOKKEEPING AND BANK ACCOUNTS..........................................36

      9.01 Books and Records........................................................36
           -----------------
      9.02 Hotel Accounts and Expenditures..........................................36
           -------------------------------
      9.03 Annual Operating Projection; Five-Year Forecast..........................36
           -----------------------------------------------
      9.04 Operating Losses; Credit.................................................37
           ------------------------

ARTICLE X - TRADEMARK AND TRADE NAME................................................38

      10.01 Courtyard by Marriott Name..............................................38
            --------------------------
      10.02 Purchase of Inventories and Fixed Asset Supplies........................38
            ------------------------------------------------
      10.03 Breach of Covenant......................................................38
            ------------------
      10.04 Computer Software and Equipment.........................................38
            -------------------------------

ARTICLE XI - HOTELS.................................................................40

      11.01 Payment of Ground Rent and Other Charges................................40
            ----------------------------------------
      11.02 Use, Operation of Hotels and Quiet Enjoyment............................40
            --------------------------------------------
      11.03 Chain Services..........................................................41
            --------------
      11.04 Landlord's Right to Inspect.............................................41
            ---------------------------

ARTICLE XII - INSURANCE.............................................................42

      12.01 Property Insurance......................................................42
            ------------------
      12.02 Operational Insurance...................................................42
            ---------------------
      12.03 Coverage................................................................43
            --------
      12.04 Cost and Expense........................................................43
            ----------------
      12.05 Policies and Endorsements...............................................43
            -------------------------

ARTICLE XIII - TAXES................................................................45

      13.01 Real Estate, Personal Property and Other Taxes..........................45
            ----------------------------------------------

ARTICLE XIV - HOTEL EMPLOYEES.......................................................46

      14.01 Employees...............................................................46
            ---------

ARTICLE XV - DAMAGE, CONDEMNATION, AND AIR FORCE MAJEURE............................47

      15.01 Damage and Repair.......................................................47
            -----------------
      15.02 Condemnation............................................................47
            ------------
      15.03 Force Majeure...........................................................47
            -------------

ARTICLE XVI - DEFAULTS..............................................................49

      16.01 Defaults................................................................49
            --------
      16.02 Remedies................................................................49
            --------

ARTICLE XVII - WAIVER AND PARTIAL INVALIDITY........................................52

      17.01 Waiver..................................................................52
            ------
      17.02 Partial Invalidity......................................................52
            ------------------

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ARTICLE XVIII - ASSIGNMENT..........................................................53

      18.01 Assignment..............................................................53
            ----------
      18.02 Collateral Assignment...................................................53
            ---------------------

ARTICLE XIX - SALE OF HOTELS........................................................54

      19.01 Right of Sale by Landlord...............................................54
            -------------------------
      19.02 Rights of Tenant on Sale of Hotels......................................54
            ----------------------------------
      19.03 Meaning of "Sale" and "Sell"............................................55
            ---------------------------

ARTICLE XX - ARBITRATION............................................................56

      20.01 Arbitration.............................................................56
            -----------

ARTICLE XXI - MISCELLANEOUS.........................................................57

      21.01 Right to Make Agreement.................................................57
            -----------------------
      21.02 Consents................................................................57
            --------
      21.03 Agency..................................................................57
            ------
      21.04 Confidentiality.........................................................57
            ---------------
      21.05 Applicable Law..........................................................57
            --------------
      21.06 Other Operations........................................................58
            ----------------
      21.07 Headings................................................................58
            --------
      21.08 Notices.................................................................58
            -------
      21.09 Entire Agreement........................................................59
            ----------------
      21.10 Limited Liability.......................................................59
            -----------------
      21.11 Memorandum of Lease.....................................................59
            -------------------
      21.12 Severability............................................................59
            ------------
      21.13 Counterparts............................................................60
            ------------
      21.14 Trustees................................................................60
            --------

                                LEASE AGREEMENT

          This LEASE AGREEMENT (this "Agreement") is executed as of the 1st day of January, 1994 (the "Effective Date"), by COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership with its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817, LA SALLE NATIONAL TRUST, N.A., a national banking association, as trustee under Trust Agreement dated December 9, 1986 and known as Trust No. 111800, with its principal office at 120 South La Salle Street, Chicago, Illinois 60690, and ALEXANDER TITLE AGENCY, INC., a Virginia corporation, as trustee under (a) the Hampton Courtyard by Marriott Limited Partnership Land Trust, (b) the Virginia Beach Courtyard by Marriott Limited Partnership Land Trust, (c) the Herndon-Reston Courtyard by Marriott Limited Partnership Land Trust, (d) the Richmond Courtyard by Marriott Limited Partnership Land Trust, and (e) the Courtyard by Marriott Limited Partnership Land Trust, with its principal offices at 7921 Jones Branch Drive, 6th Floor, McLean, Virginia 22102 (collectively, the "Landlord"), and COURTYARD MANAGEMENT CORPORATION, a Delaware corporation with its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "Tenant").

                                    RECITALS

          WHEREAS, Landlord has heretofore acquired forty-nine (49) Courtyard by Marriott Hotels that are located as described in Exhibit A; and

          WHEREAS, Landlord desires to let to Tenant and Tenant desires to hire, lease and operate the Hotels, all on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties agree as follows:

                                   ARTICLE I

                              DEFINITION OF TERMS
                              -------------------

          1.01  Definition of Terms
                -------------------

          The following terms when used in this Agreement shall have the meanings indicated:

          "Accounting Period" means the four (4) week accounting periods having
           -----------------
the same beginning and ending dates as Tenant's four (4) week accounting periods, except that an Accounting Period may occasionally contain five (5) weeks when necessary to conform Tenant's accounting system to the calendar. A calendar showing Accounting Period ending dates for Accounting Periods through Fiscal Year 2000 is attached hereto as Exhibit B.

          "Additional MI Guaranties" shall mean, jointly, (i) that certain Debt
           ------------------------
and Tenant Change Guaranty given by MI to the Lenders and Citibank, N.A., as agent, and (ii) that certain MI Guaranty given by MI to the Lenders and Citibank, N.A., as agent, both dated of even date with the Loan Agreements and both as amended from time to time in accordance with their terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval, both of which are being given by MI pursuant to the requirements of the Loan Agreements.

          "Administrative and General Expenses" shall mean costs and expenses
           -----------------------------------
that would constitute administrative and general costs and expenses under the Uniform System of Accounts, including, without limitation, (a) cash overages and shortages at the Hotels, (b) commissions paid to credit card companies, (c) credit and collection costs, (d) the cost of data processing services, other than rental of equipment, (e) the cost of dues and subscriptions for the hotel and staff, (f) the cost of recruiting, relocating and training employees, (g) the cost of internal audits conducted by Tenant or its Affiliates and with respect to which the reasonable cost incurred by Tenant or its Affiliates is billed by Tenant or its Affiliates, (h) the cost of internal communication systems such as pagers, copiers and phones, (i) the payments made for guest property lost or damaged in excess of the amounts recovered from insurance, (j) the cost of operating supplies such as printed forms, manuals, postage, facsimiles and telegrams, (k) the cost of professional fees such as those of attorneys and accountants, (l) a charge adequate to provide for the probable loss in collection of accounts, (m) the cost of contract security, (n) the cost of transportation other than that directly related to guests, (o) the cost of travel expenses and entertainment expenses of employees of Tenant traveling on or otherwise pertaining to business for the Hotels, (p) the cost of employee uniforms, and (q) the cost of employee relations and incentives.

          "Affiliate/Affiliates or Affiliated Persons" shall mean, when used
           ------------------------------------------
with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner, or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of ten percent (10%) or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of ten percent (10%) or more of any class of equity securities, and (iv) any relative or spouse of the specified Person who makes his or her home with that of the specified Person. Affiliate/Affiliates or Affiliated Persons of Landlord or the general partner of Landlord does not include a Person who is a partner in a partnership or joint venture with Landlord or any other Affiliate if such Person is not otherwise an Affiliate of Landlord or the general partner of Landlord. For purposes of this definition, all shares of stock, partnership interests or similar interests in a corporation, partnership or other Person owned by a spouse, sibling, parent, child, or grandchild of an individual, by any such relative of a spouse of such individual or by any relative of such individual or spouse who makes his or her home with such individual or spouse shall be deemed to be owned by that individual. For purposes of this Agreement, neither Landlord, any partner of Landlord, HM, any subsidiary of HM, nor any partnership in which HM or an HM subsidiary is a partner shall be considered to be an Affiliate of Tenant, MI or any MI Ground Lessor, unless, by reason of transactions occurring subsequent to the date hereof, such person would be an Affiliate under the foregoing definition.

          "Agent" shall have the meaning ascribed to it in the Loan Agreements.
           -----

          "Bankruptcy Code" means the U.S. Bankruptcy Code, 11 U.S.C. (S)(S)101
           ---------------
et seq., together with all amendments, modifications and replacements as the same may exist on any relevant date.

          "Base Price" shall mean, as to each Hotel, that amount set forth
           ----------
opposite the name of the Hotel as shown on Exhibit C attached hereto.

          "Central Office Functions" shall mean certain functions performed for
           ------------------------
the general benefit of the Courtyard by Marriott System by personnel not normally located at the Hotels and include corporate planning and policy activities, corporate financial planning, legislative and governmental representation, corporate human resources planning and benefits planning, in-house legal services and trademark protection relating to proprietary marks (including trademarks, trade names, symbols, logos, slogans, designs, insignia, devices, service marks, and distinctive designs of buildings and signs, and combinations thereof) which are used generally in the Courtyard by Marriott System. Any service which is defined as being included within the term "Chain Services" shall not also be included within "Central Office Functions." Any function which is defined as being included within the term "Central Office Functions" shall not also be included in any Deduction other than the Deduction for the Tenant's Priority Base Retention. The Central Office Functions which are provided to the Hotels shall be generally consistent with those Central Office Functions which are provided to other comparable Courtyard by Marriott hotels within the Courtyard by Marriott System.

          "Chain Services" shall mean those certain services furnished to the
           --------------
Hotels which are furnished generally on a central or regional basis to other hotels in the Courtyard by Marriott System. Chain Services shall include: (i) national and central sales office services; central operational support for rooms, food and beverage and engineering; central training services; career development; relocation of central management personnel; central safety and loss prevention services; central advertising and promotion (including direct and image media and advertising administration); centralized consumer affairs; to the extent not charged or allocated directly to the Hotels as a Deduction, the national and regional reservations system service and inventory and revenue management services; centralized computer payroll and accounting services; centralized computer system development, support and operating costs; central monitoring and management support from "line management" personnel such as area managers; (ii) such additional services as are or may be, from time to time, furnished centrally or regionally for the benefit of hotels in the Courtyard by Marriott System or in substitution for services now performed at individual hotels which may be more efficiently performed on a group basis; provided, however, that services not currently included in Chain Services pursuant to (i) and (ii) above shall only be added to "Chain Services" if, and to the extent that such services: (a) are not Central Office Functions (it being understood that Tenant's sole means of covering the costs and expenses incurred by it in connection with the Central Office Functions shall be Tenant's Priority Base Retention) or System Functions (it being understood that Tenant's sole means of covering the costs and expenses incurred by it in connection with the System Functions shall be retention of the Tenant's Priority System Retention); (b) are not services relating to non-routine work (it being understood that the cost and expense of such non-routine services shall be Deductions as set forth in Paragraph 4 of the definition of Deductions), and (c) are either (x) new services (i.e., not previously performed at or for the Hotels) or (y) services which theretofore had been performed at the Hotels, but which can be performed more efficiently and economically on a centralized, regional or other basis.

          "Combined Loan Documents" shall have the meaning ascribed to it in the
           -----------------------
Loan Agreements, provided, however, that no amendment of any of the Combined Loan Documents that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval.

          "Computer Lease" means a lease or other agreement under which computer
           --------------
equipment located in one or more Hotels is leased (including the license, if any, of operating software therefor).

          "Courtyard by Marriott System" shall mean the group of hotels managed,
           ----------------------------
leased, or otherwise operated by Tenant (or one or more of its Affiliates) from time to time, which hotel group is operated, as of the Effective Date, under the trade name "Courtyard by Marriott".

          "CPI" means the Consumer Price Index, all items for All Urban
           ---
Consumers, U.S. City Average and (a) using 1982-1984 as the standard reference base period equal to 100 or (b) if the CPI ceases to be issued with the reference base period referred to in clause (a) for any time period for which the CPI is to be determined hereunder, using for the CPI for the time period for which such reference base period is not used the standard reference base period for such time period times a conversion factor that will convert such CPI to a value corresponding to a 1982-1984 base period equal to 100.

          "Cumulative Capital" means One Hundred Twenty-one Million, Fifty-three
           ------------------
Thousand Dollars ($121,053,000.00), which is the amount of money or agreed value of other real or personal property (other than evidences of indebtedness) actually contributed to Landlord; provided, however, that, for purposes of Severance Leases, Cumulative Capital shall be an amount equal to (a) in the case of Severance Lease involving a new landlord but the same tenant in possession immediately before the transaction giving rise to the need for a Severance Lease, (i) if the new landlord is not an Affiliate of the lender pursuant to a loan on the Hotels immediately before the transaction giving rise to the need for the Severance Lease, the difference between the purchase price paid by such new landlord to acquire the Hotel(s) subject to the Severance Lease and the principal amount of indebtedness referred to in (a) and (b) of the definition of Deemed Debt Service, which principal amount shall be subject to reduction pursuant to the provisos as described in said definition, or (ii) if the new landlord acquired the Hotel(s) by deed in lieu of foreclosure or pursuant to a foreclosure wherein the new landlord or its Affiliate was the lender whose loan was in default, then Cumulative Capital shall be an amount equal to the remainder of (y) the sum of the Base Prices of the Hotel(s) subject to the Severance Lease less (z) the principal amount of indebtedness referred to in (a) and (b) of the definition of Deemed Debt Service, which principal amount shall be subject to reduction pursuant to the same provisos as described in said definition.

          "Cumulative Tenant Period" shall mean, at any Payment Date, the three
           ------------------------
or four (as the case may be) consecutive Accounting Periods ending with the Accounting Period that ends on the date that is closest to, but at least thirty
(30) days before, such Payment Date. Notwithstanding the preceding sentence, (a) the first Cumulative Tenant Period shall begin on February 26, 1994 and shall end on March 25, 1994, (b) the Cumulative Tenant Period for the February 1, 1997 Payment Date shall end with (and include) the Accounting Period ending January 3, 1997 and (c) the Cumulative Tenant Period for the February 1, 1998 Payment Date shall end with (and include) the Accounting Period ending January 2, 1998. The first and last day of each Cumulative Tenant Period through June 18, 1999 is set forth on Exhibit D attached hereto.

          "Current Ground Rent" shall mean the ground rent due and payable,
           -------------------
exclusive of any Deferred Ground Rent, to the MI Ground Lessors under the MI Ground Leases each Fiscal Year.

          "Debt Service" shall mean all payments required to be made (a)(1)
           ------------
under the Combined Loan Documents, except Excess Principal Payments, so long as either of the Loan Agreements is in effect, and (2) under the terms of any loan obtained to refinance all or any part of the indebtedness under the Combined Loan Documents or any successive financing or refinancing thereof (any financing or refinancing referred to in this clause (a)(2), a "Refinancing"), provided
                                                     -----------
that the principal amount of any Refinancing, when added to the amount of indebtedness under the applicable Loan documents, if any, that will not be paid off as part of such Refinancing shall not exceed all obligations due under the applicable loan documents at the time of such refinancing or, if such amount is less than Three Hundred Million Dollars ($300,000.000), then Three Hundred Million Dollars ($300,000,000), which $300,000,000 limit shall be reduced each time the Hotel Term of any Hotel or Hotels is terminated to an amount equal to $300,000,000 times a fraction, the numerator of which shall be the sum of the Base Prices of those Hotels, the Hotel Terms of which have not been terminated, and the denominator of which shall be the Total Base Price; (b) under the terms of any loan incurred to fund the cost of any expansion of those Hotels, the Hotel Term of which has not been terminated; and (c) under the terms of any loan incurred to fund expenditures made pursuant to Section 8.03 with respect to those Hotels, the Hotel Term of which has not been terminated or, as to (b) and
(c) above, any Refinancing of said loans but only as it relates to those Hotels, the Hotel Term of which has not been terminated.

          "Deductions" means for each Fiscal Year the following expenses,
           ----------
without duplication, incurred in operating the Hotels

                 1. The cost of sales including, without limitation, salaries, wages, employee benefits, payroll taxes and other costs related to the Hotels' employees (the foregoing costs shall not include salaries and other employee costs of executive personnel of Tenant who do not work at the Hotels on a regular basis except that the foregoing costs shall include the allocable portion of the salary and other employee costs of central personnel the cost of whom are not included within the definitions of Chain Services or System Functions assigned to a "cluster" of hotels which includes one or more of the Hotels; provided, however, that such allocable portion of salary and employee costs shall be a Deduction only to the extent that such costs relate directly to the Hotels;

                 2. Departmental expenses; Administrative and General Expenses; the cost of the Hotels' advertising, marketing and business promotion; all utility costs including but not limited to the cost of heat, light, power and water; and the cost of routine maintenance, repairs and minor alterations which are treated as Deductions under Section 8.01;

                 3. The cost of Inventories and Fixed Asset Supplies consumed in the operation of the Hotels;

                 4. The reasonable cost and expense of technical consultants and operational experts (including employees of Tenant or one of its Affiliates) who perform specialized services in connection with non-routine Hotel work; provided, however, that the costs and expenses of employees of Tenant or one of its Affiliates so incurred shall only be Deductions to the extent such costs and expenses are reasonable and competitively priced, as compared to similar work done by outside consultants or experts;

                 5.   The Tenant's Priority Base Retention;

                 6.   The Tenant's Priority System Retention;

                 7. Subject to and in accordance with Section 11.03.B, the Hotels' prorata share of costs and expenses incurred by Tenant (or its Affiliate) in providing Chain Services;

                 8. The Hotels' fair share of costs and expenses incurred in connection with sales, advertising, marketing and/or promotional programs developed for or within the Courtyard by Marriott System, such as (without limitation) the Courtyard Club, where such costs and expenses are not deducted as either departmental expenses under Paragraph 2 above or as Chain Services under Paragraph 7 above;

                 9.   Insurance costs and expenses as provided in Article XII;

                10. Taxes, if any, payable by or assessed against Tenant related to this Agreement or to Tenant's operation of the Hotels (exclusive of Tenant's income taxes or franchise taxes) and all Impositions assessed against the Hotels;

                11. Amounts which are required to be transferred into the Reserve in accordance with the provisions of Section 8.02;

                12. All sums charged to the Hotels for room reservations obtained for the Hotels through the reservation system used by Tenant, but in no event in excess of the amount charged, on a per reservation basis, for similarly computed activity to other Hotels in the Courtyard by Marriott System using such reservation system;

                13. Such other costs and expenses incurred by Tenant or its Affiliates as are specifically provided for elsewhere in this Agreement or are otherwise reasonably necessary for the proper and efficient operation of the Hotels so long as such other reasonably necessary costs and expenses are commonly treated as Deductions with respect to other hotels owned, leased or managed by Tenant or its Affiliates in the Courtyard by Marriott System;

                14. Ground rent paid or (as to the current Accounting Quarter) payable under any Third Party Ground leases covering the land on which any of the Hotels are located;

                15. The amount of any additional funds supplied by Tenant for Hotel Working Capital, Inventories, and Fixed Asset Supplies pursuant to Section
7.01 over and above the amount of Initial Working Capital; and

                16. At Tenant's option, lease payments pursuant to leases of any FF&E and motor vehicles as described in Section 8.02.A.3 to the extent such payments are not made out of the Reserve and provided, however, that Tenant shall be entitled to treat such lease payments as Deductions only to the extent the indebtedness incurred under such leases does not exceed Thirty-five Thousand Dollars ($35,000) in the case of Hotels having only one vehicle and Sixty Thousand Dollars ($60,000) in the case of Hotels having more than one vehicle (which amounts shall be adjusted upward each Fiscal Year to reflect the percentage increase in the CPI as announced for November of the immediately preceding Fiscal Year over the CPI announced for December 1993, provided that if such percentage increase is a negative number in any given Fiscal Year, then there shall be no increase in such amount over the previous Fiscal Year) per Hotel per Fiscal Year; and for purposes of this Item 16, "indebtedness incurred" shall mean the fair market value at the time of leasing of the FF&E and vehicles covered by such leases.

          The term "Deductions" shall not include (i) debt service payments pursuant to any loan or rental payments pursuant to any MI Ground Lease, both of the foregoing shall be paid by Landlord from its own funds (except as provided in Section 5.03) and not from Gross Revenues nor from the Reserve; (ii) the excess of any amounts paid to HM or Affiliates of Tenant or of HM for goods and services over the customary charges for such goods and services; (iii) as to Central Office Functions, any amounts in excess of the Tenant's Priority Base Retention; (iv) as to System Functions, any amounts in excess of the Tenant's Priority System Retention; (v) as to Chain Services, any amounts in excess of the amounts allowed under Section 11.03; and (vi) any amounts paid with funds from the Reserve.

          "Deemed Debt Service" shall mean all scheduled payments of interest
           -------------------
and principal that would be required to be made by a borrower with respect to a loan (the "Deemed Loan") (a) in a principal amount equal to the Combined Obligations (as defined in the Loan Agreements) of the Landlord, as borrower, outstanding on the Final Maturity Date (as defined in the MI Guaranty), assuming such loan provided for (i) annual payments of principal equal to Seven Million Dollars ($7,000,000) and (ii) interest payments at an interest rate equal to the Eurodollar Rate (as defined in the Loan Agreements) for successive three month Interest Periods (as defined in the Loan Agreements) with the first such Interest Period commencing on the Final Maturity Date, plus the Applicable Margin (as defined in the Loan Agreements) that would have been in effect from time to time before the Final Maturity Date (as defined in the MI Guaranty) under the Loan Agreements (and for any period after the Final Maturity Date, at the Eurodollar Rate plus the highest Applicable Margin); or (b) if a Refinancing has occurred, in a principal amount equal to the total payment obligations of the borrower outstanding thereunder on the date on which all such amounts become due and payable, whether by acceleration or maturity, assuming annual amortization in an amount no less than the principal amount that would have been due in the year in which the total payment obligations of the borrower became due and payable, other than so-called balloon payments, and an annual interest rate equal to the average of the highest rate (other than the default rate, if any) and the lowest rate in effect for such year (but with amortization and interest in no event less than the amounts specified in clauses (a)(i) and (ii), respectively); provided, however, that the amounts determined in both (a) and
(b) above shall be applicable to Deemed Debt Service for all 49 Hotels and, in any case in which a Severance Lease applies to fewer than all 49 Hotels, the amount calculated pursuant to (a) or (b) above shall be reduced to an amount equal to the amount so calculated times a fraction, the numerator of which shall be the greater of the sum of the Base Prices or the sum of the actual purchase prices (in the case of a voluntary sale) of all Hotels subject to such Severance Lease and the denominator of which shall be the Total Base Price; and further provided that each time thereafter that the Hotel Term of any Hotel or Hotels subject to such Severance Lease is terminated, the amount so calculated shall be reduced to an amount equal to the amount calculated times a fraction, the numerator of which shall be the greater of the sum of the Base Prices or the sum of the actual purchase prices (in the case of a voluntary sale) of those Hotels, the Hotel Term of which has not been terminated, and the denominator of which shall be the sum of the Base Prices of all Hotels originally included in the Severance Lease.

          "Deferred Ground Rent" shall mean ground rent due to the MI Ground
           --------------------
Lessors under the MI Ground Leases but not paid when due pursuant to the provisions of the MI Ground Leases.

          "Excess Principal Payments" shall mean payments of principal required
           -------------------------
under any provisions of the Loan Agreements other than Sections 2.02 and 2.03 thereof.

          "FF&E" means (i) furniture, fixtures, furnishings, and equipment, and
           ----
(ii) FF&E Replacements.

          "FF&E Lease" means a lease of any FF&E located in one or more Hotels
           ----------
other than a TV System Lease, a Telephone Lease, a Computer Lease, or a lease of a motor vehicle used primarily for transporting Hotel guests.

          "FF&E Replacements" means the items enumerated in Paragraphs (1) and
           -----------------
(2) of Section 8.02.A .

          "Five Year Forecast" shall have the meaning ascribed to it in Section
           ------------------
9.03.B.

          "Fiscal Year" means Tenant's Fiscal Year, which now ends at midnight
           -----------
on the Friday closest to December 31 in each calendar year; the new Fiscal Year begins on the Saturday immediately following said Friday. Exhibit B attached hereto shows the ending dates of each Fiscal Year through Fiscal Year 2000. Any partial Fiscal Year between the Effective Date and the commencement of the first full Fiscal Year shall be a separate Fiscal Year. A partial Fiscal Year between the end of the last full Fiscal Year and the termination of the Agreement shall, for purposes of the Agreement, constitute a separate Fiscal Year. If Tenant's Fiscal Year is changed in the future, appropriate adjustment to the Agreement's reporting and accounting procedures shall be made. No such change or adjustment shall, however, alter the term of the Agreement or in any way reduce the distributions of Operating Profit or other payments due Landlord or Tenant hereunder.

          "Fixed Asset Supplies" means supply items, including linen, china,
           --------------------
glassware, tableware, and similar items.

          "Gross Loan Proceeds" means the cumulative proceeds received by
           -------------------
Landlord from time to time (a) from any Refinancing or (b) from any borrowing by Landlord for distribution to Landlord or its partners, in either case including the proceeds of a sale and leaseback on which no taxable gain is recognized for Federal income tax purposes.

          "Gross Revenues" means for each Fiscal Year all revenue and income of
           --------------
any kind derived from the Hotels and all departments and parts thereof, including rentals or other payments from lessees, licensees, or concessionaires in the Hotels (but not including gross receipts of any such lessees, licensees, or concessionaires except as may be received by or on behalf of Tenant as rent), the proceeds of business interruption insurance and the proceeds of telephone charges, all determined in accordance with generally accepted accounting principles, excluding all refunds, rebates, discounts, and credits of a similar nature, given, paid, or returned by Landlord or Tenant in the course of obtaining such revenue and income. Nevertheless, any amounts received, recognized, or realized in the nature of the following shall not be included as Gross Revenues: (i) applicable sales, use, and excise taxes or similar governmental charges collected directly from patrons or guests, or as part of the sales price of any goods, services, or displays (including, without limitation, occupancy, gross receipts, admission, cabaret, or similar or equivalent taxes); (ii) gratuities; (iii) Gross Sale Proceeds or Sale Proceeds, Gross Loan Proceeds or Loan Proceeds, and any other loan proceeds; (iv) interest earned on any reserves, including the FF&E Reserve; and (v) proceeds from the sale of used FF&E.

          "Gross Sale Proceeds" means the cumulative proceeds received by
           -------------------
Landlord from time to time from (i) the exchange, condemnation, eminent domain taking, casualty, sale, or other disposition of all or a portion of Landlord's assets, or (ii) the liquidation of Landlord's property interest in the Hotels in connection with a dissolution of Landlord.

          "HM" means Host Marriott Corporation (formerly named Marriott
           --
Corporation).

          "HM Debt Service Guaranty" shall mean that certain Amended and
           ------------------------
Restated Debt Service Guaranty of even date with the Loan Agreements given to the Lenders by HM pursuant to the requirements of the Loan Agreements, as such Guaranty may be amended from time to time in accordance with its terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval.

          "Hotel" or "Hotels" shall refer individually or collectively to the up
           -----      ------
to forty-nine (49) hotels that are located as set forth on Exhibit A but, as to this Agreement, shall not include any Hotels the Hotel Term of which has been terminated or which Hotel(s) are subject to a Severance Lease. The term "Hotel" or "Hotels" shall incorporate not only the legal interest in the real estate (either fee or leasehold) but all easement or other appurtenant rights along with all improvements constructed or to be constructed thereon and all FF&E and supplies installed therein.

          "Initial Reserve Deposit" shall mean the initial deposit of funds of
           -----------------------
Landlord made to the Reserve, which deposit shall be equal to that portion of the amount held in reserve pursuant to the Management Agreement on December 31, 1993 (the effective date of termination of the Management Agreement) that is fairly allocable to the forty-nine (49) Hotels.

          "Initial Working Capital" shall mean the Working Capital in the
           -----------------------
aggregate amount of One Million, One Hundred Eighty-eight Thousand, Seven Hundred Forty Dollars ($1,188,740.00), which is that portion of Net Working Capital allocable to the forty-nine (49) Hotels.

          "Inventories" means "Inventories" as defined in the Uniform System of
           -----------
Accounts, such as provisions in storerooms, refrigerators, pantries, and kitchens; beverages in wine cellars and bars; other merchandise intended for sale; fuel; mechanical supplies; stationery; and other expensed supplies and similar items.

          "Lenders" means the lenders under the Loan Agreements.
           -------

          "Loan Agreements" means two amended and restated Loan Agreements dated
           ---------------
as of April 7, 1994 among Landlord as borrower, the Lenders party thereto, and Citibank, N.A., as Agent for the Lenders, providing financing for the Hotels, both as amended from time to time in accordance with their terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval.

          "Loan Proceeds" means Gross Loan Proceeds minus (i) first, funds used
           -------------
to pay commercially reasonable transaction costs in connection with such Refinancing or borrowing, and (ii) second, funds used for contemporaneous repayment of indebtedness related to the Loan Agreements or any Refinancing.

          "Management Agreement" means the Management Agreement dated August 14,
           --------------------
1986 between Landlord, as owner, and Tenant, as manager (as such agreement was amended from time to time in accordance with its terms), that covered all forty-nine (49) of the Hotels plus one additional hotel.

          "MI" means Marriott International, Inc.
           --

          "MI Backup Guaranty" shall mean that certain Backup Debt Service
           ------------------
Guaranty of even date with the Loan Agreements given to the Lenders and Agent by MI pursuant to the requirements of the Loan Agreements, as such Guaranty may be amended from time to time in accordance with its terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval.

          "MI Ground Leases" means those certain ground leases, covering the
           ----------------
land underlying certain of the Hotels, between MI or an MI subsidiary, and their successors and assigns, as landlord, and Landlord (or, in certain cases one of the Trustees), as tenant, as amended from time to time in accordance with their terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval.

          "MI Ground Lessors" means the landlords under the MI Ground Leases and
           -----------------
their successors and assigns.

          "Net Working Capital" means the difference between the original
           -------------------
Working Capital supplied by Landlord as owner under the Management Agreement (which covered fifty (50) hotels) less the total amount of Working Capital returned to landlord as owner under the Management Agreement, which net amount is One Million, Two Hundred Thirteen Thousand Dollars ($1,213,000.00).

          Notes shall mean either (a) the International Subordinated A Note(s)
          -----
(as defined in the MI Backup Guaranty), (b) the International Subordinated B Note(s) (as defined in the Debt and Tenant Change Guaranty described in the definition of "Additional MI Guaranties"), (c) the International Subordinated C Note(s) (as defined in the MI Guaranty described in the definition of "MI Additional Guaranties"), (d) the Host Subordinated Note (as defined in the HM Debt Service Guaranty), or (e) the promissory note(s) given pursuant to a Foreclosure Avoidance Loan, in each case as the context requires.

          "Opening Date" means the opening date of each Hotel, as heretofore
           ------------
established and set forth on Exhibit E.

          "Operating Loss" means a negative Operating Profit.
           --------------

          "Operating Profit" means for any Fiscal Year the excess of Gross
           ----------------
Revenues over Deductions.

          "Paid Over Amounts" shall mean all amounts paid over to the Agent by
           -----------------
HM, MI, Tenant, and the MI Ground Lessors pursuant to the Consolidated Amended and Restated Subordination Agreement made by HM, MI, CBM One Corporation, Tenant, and the MI Ground Lessors, and Landlord in favor of the Lenders and Citibank, N.A., of even date with the Loan Agreements, as same may be amended from time to time in accordance with its terms, provided that no such amendment that would have an adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval, and which is being given pursuant to the requirements of the Loan Agreements.

          "Payment Date" means each August 1, November 1, February 1, and May 1.
           ------------

          "Person" means any individual, partnership, corporation, trust, or
           ------
other legal entity.

          "Priority Return" means an annual non-cumulative priority return to
           ---------------
Landlord equal to ten percent (10%) of the remainder of Cumulative Capital less cumulative distributions to the partners of Landlord of Sale Proceeds and Loan Proceeds.

          "Sale Proceeds" means cumulative Gross Sale Proceeds minus (a) first,
           -------------
funds used to pay commercially reasonable transaction costs in connection with a sale, (b) second, funds used to establish the escrow of funds required in
Section 13.01.B, (c) third, funds required to be used and used for repayment of indebtedness related to the loans under the Loan Agreements (or any prior refinancing thereof), and (d) fourth, in the case of a condemnation, eminent domain, taking or casualty, funds used to pay all costs of repairing, restoring, replacing, and reconstructing the affected Hotel(s) or portions thereof. Sale Proceeds shall not include the proceeds from the sale of used FF&E not in connection with the disposition of a Hotel.

          "Severance Lease" shall mean a new lease covering one or more Hotels
           ---------------
acquired by a new landlord in a transaction in which less than all of the Hotels are acquired but pursuant to which the then Tenant remains in possession. Each Severance Lease shall commence immediately upon the Termination of the Hotel Term(s) of the Hotel(s) subject to the Severance Lease and shall continue for a period equal to the then remaining period of this Agreement including any remaining Renewal Terms. Subject to the exceptions stated herein, the Severance Lease shall be upon all of the terms, covenants, and conditions as contained in this Agreement with such additional prorations, adjustments and changes as are appropriate, in the determination of the new landlord and Tenant, both acting reasonably, to reflect the number and value of the Hotels subject to the Severance Lease.

          "Telephone Lease" means a lease of the telephones and/or other
           ---------------
telecommunication systems and equipment located in one or more Hotels.

          "Tenant's Earnings" shall mean, for each Fiscal Year, that portion of
           -----------------
Operating Profit retained by Tenant pursuant to Section 5.03 and not paid to Landlord or others, including any Affiliates of Tenant, on Landlord's behalf.

          "Tenant's Priority Base Retention" shall mean an amount equal to three
           --------------------------------
percent (3%) of Gross Revenues for each Fiscal Year (or portion thereof) that shall be retained by Tenant out of Gross Revenues to cover the cost and expenses incurred by Tenant and its Affiliates in connection with the Central Office Functions. Tenant's Priority Base Retention shall be a Deduction from Gross Revenues in determining Operating Profit.

          "Tenant's Priority System Retention" shall mean an amount equal to
           ----------------------------------
three percent (3%) of Gross Revenues for each Fiscal Year (or portion thereof) that shall be retained by Tenant out of Gross Revenues to cover the cost and expenses incurred by Tenant in connection with certain functions ("System Functions") which are for the benefit of the Courtyard by Marriott System, are not Central Office Functions or Chain Services, and are performed by personnel not normally located at the Hotels. System Functions shall be limited to divisional executive management, divisional financial planning, divisional contracting, divisional product (including food products) planning and development, divisional human resources planning and development, divisional marketing planning, and services of Tenant's technical and operational experts making routine inspection and consultation visits to the Hotels (but specifically excluding "line management" personnel such as area managers and services of Tenant's or Tenant's Affiliate's Architecture and Construction personnel who provide design, procurement, construction or related services). Any function included within the term "System Functions" shall not also be included in any Deduction other than the Deduction for the Tenant's Priority System Retention.

          "Termination" means the expiration or sooner cessation of this
           -----------
Agreement with respect to a given Hotel or Hotels.

          "Termination Fee Term" shall mean, as to each Hotel, the period
           --------------------
beginning on the later of August 14, 1986 or the Opening Date and ending on the date on which the obligation to pay the Termination Fee arises.

          "Third Party Ground Leases" means (a) the Sublease Agreement dated
           -------------------------
April 5, 1983 between Crow-Atlanta Retail, Ltd., as sublandlord, and Marriott Corporation, as subtenant, as assigned by Marriott Corporation to the Landlord by an assignment dated August 19, 1986, and (b) the Ground Lease dated May 6, 1985, between A. E. Properties, Ltd., as landlord, and Marriott Corporation, as tenant, as assigned by Marriott Corporation to the Landlord by an assignment dated December 9, 1986.

          "Total Base Price" shall mean an amount equal to Three Hundred
           ----------------
Seventy-Three Million, One Hundred Forty-Eight Thousand, Nine Hundred Ninety-Nine Dollars ($373,148,999), which is the sum of the Base Prices of all 49 Hotels.

          "Trustees" shall mean the La Salle National Trust, N.A. and Alexander
           --------
Title Agency, Inc., and their successors and assigns, as trustees of the land trusts described in the preamble of this Agreement.

          "TV System Lease" means a lease or other agreement under which
           ---------------
equipment (excluding television sets) for the transmission into Hotel rooms of televised programming is leased or otherwise provided, regardless of whether such lease or other agreement contains a right or option to purchase such equipment.

          "Uniform System of Accounts" means the Uniform System of Accounts for
           --------------------------
Hotels, Eighth Revised Edition, 1986, as published by the Hotel Association of New York City, Inc.

          "Working Capital" means funds which are reasonably necessary for the
           ---------------
day-to-day operation of the business of the Hotels, including, without limitation, amounts sufficient for the maintenance of change and petty cash funds, operating bank accounts, accounts receivable, payrolls, prepaid expenses, and funds required to maintain Inventories, less accounts payable and accrued current liabilities.

          1.02  Terms Defined in Other Sections
                -------------------------------

          The following terms when used in the Agreement shall have the meanings described in the Agreement as indicated below:

          "Additional Rent" - Section 5.02.A.
           ---------------

          "Agreement" - Preamble.
           ---------

          "Annual Operating Projection" - Section 9.03.A.
           ---------------------------

          "Annual Operating Statement" - Section 9.01.
           --------------------------

          "Annual Rent" - Section 5.01.
           -----------

          "Building Estimate" - Section 8.03.A.
           -----------------

          "Economic Gain" - Section 4.02.C.
           -------------

          "Effective Date" - Preamble.
           --------------

          "Five-Year Forecast" - Section 9.03.B.
           ------------------

          "Foreclosure Avoidance Loan" - Section 5.05.
           --------------------------

          "Hotel Term" - Section 4.01.B.
           ----------

          "Impositions" - Section 13.01.
           -----------

          "Initial Term" - Section 4.01.B.
           ------------

          "Landlord" - Preamble.
           --------

          "Qualified Arbitrator" - Section 20.01.B.
           --------------------

          "Refinancing" - Section 1.01 (within the definition of "Debt
           -----------
Service").

          "Renewal Term(s)" - Section 4.01.B.
           ---------------

          "Rent Letter" - Section 5.04.A.
           -----------

          "Repairs and Equipment Estimate" - Section 8.02.D.
           ------------------------------

          "Reserve" - Section 8.02.A.
           -------

          "System Functions" - Section 1.01 (within the definition of "Tenant's
           ----------------
Priority System Retention").

          "Tenant" - Preamble.
           ------

          "Termination Fee" - Section 4.02.A.
           ---------------

          "Trustee(s)" - Section 21.14.
           ----------

                                END OF ARTICLE I

                                   ARTICLE II

                              LEASE OF THE HOTELS
                              -------------------

          2.01  Granting Clause
                ---------------

          In consideration of the rentals, covenants, and agreements to be paid, kept, and performed hereunder, Landlord, for the term and on the conditions hereinafter set forth, leases to Tenant and Tenant leases and takes from Landlord the Hotels.

          2.02  Operating Permits
                -----------------

          Landlord agrees upon request by Tenant to sign promptly and without charge applications for licenses, permits, or other instruments necessary for operation of the Hotels.

          2.03  Non-Discrimination
                ------------------

          The parties recognize that Tenant and its Affiliates act as lessee or manager of certain other hotels, some of which may be owned by MI, the parent of Tenant, or its Affiliates or by other third parties. Certain of these hotels, now or in the future, may be located within the general geographical area of one or more of the Hotels. Tenant shall institute reasonable internal controls and procedures to ensure that no favoritism shall be accorded to such other hotels on the basis of the ownership thereof and that, at all times, Tenant will operate the various hotels that it leases, owns, or manages, including the Hotels, in a non-discriminatory manner. Tenant shall have no liability under this Section 2.03 unless it can be shown that it has acted in willful disregard of this provision.

                               END OF ARTICLE II

                                  ARTICLE III

                              OWNERSHIP OF HOTELS
                              -------------------

          3.01  Ownership of Hotels
                -------------------

          A. Landlord covenants that it has and will keep and maintain fee or leasehold title to each of the Hotels free and clear of any and all liens, encumbrances, or other charges, except as follows:

              1. Easements or other encumbrances (other than those described in subsections 2, 3, 4 and 5 hereof) that do not adversely affect the operation of any Hotel by Tenant;

              2. Mortgages, deeds of trust, or similar security instruments pursuant to the Loan Agreements (all as amended from time to time in accordance with their terms, provided that no such amendment that would have a material adverse effect on Tenant's rights or obligations hereunder shall be effective against Tenant without Tenant's prior written approval) and any Refinancings that contain a provision reasonably acceptable to Tenant's counsel that this Agreement will not be subject to forfeiture or Termination other than in accordance with the terms hereof, notwithstanding a default under such mortgage, deed of trust, or security instrument;

              3. Liens for taxes, assessments, levies, or other public charges not yet due or that are being contested in good faith; and

              4. The terms and conditions of any Third Party Ground Leases or MI Ground Leases for the land in effect on Effective Date on which any of the Hotels are located

          B. Landlord shall pay and discharge, at or prior to the due date, (i) any and all installments of principal and interest due and payable upon any mortgage, deed of trust, or like instrument described in this Section and shall indemnify Tenant from and against all claims and litigation and damages (other than damages representing Tenant's lost profits) arising from the failure to make such payments as and when required and (ii) any and all charges for capital expenditures assessed pursuant to any covenants, conditions and restrictions affecting the Hotels.

          C. Landlord agrees that, in the event it acquires fee title to the land underlying any of the Hotels that are subject to a Third Party Ground Lease or an MI Ground Lease, any resultant merger of its interest in any such ground lease into its newly-acquired fee title shall not result in a termination of this Agreement.

          3.02  Subordination, Nondisturbance, and Attornment
                ---------------------------------------------

          A. Tenant agrees that this Agreement, each Severance Lease, and any extensions, renewals, replacements or modifications to either of them and all right and interest of Tenant in and to the Hotels shall, at the option of any mortgagee pursuant to any Refinancing, be subject and subordinate to such mortgage provided that such mortgagee agrees in writing, in an instrument recordable in each jurisdiction in which a Hotel is located that is reasonably acceptable to Tenant's counsel and has been previously approved in writing by Tenant's counsel, that in the event the mortgagee or any other party comes into possession of any of the Hotels by virtue of a foreclosure, deed or assignment in lieu of foreclosure or other transfer pursuant to such mortgage, Tenant shall not be disturbed in its rights hereunder so long as Tenant is not in material default hereunder.

          B. Provided that such mortgagee has delivered to Tenant the recordable instrument described in subsection A above, in the event that such mortgagee or any other party comes into possession of any of the Hotels by virtue of a foreclosure, deed or assignment in lieu of foreclosure, or other transfer pursuant to such mortgage, Tenant shall be obligated to such mortgagee or such third party to perform all of the terms and conditions of this Agreement for the balance of the remaining term but subject to Tenant's rights to terminate pursuant to Section 19.02.B.2 hereof.

                               END OF ARTICLE III

                                   ARTICLE IV

                                      TERM
                                      ----


          4.01     Term
                   ----

          A. The term of this Agreement shall be from the Effective Date to the last occurring expiration date of any Hotel Term (as defined in subsection B) for the last Hotel to which this Agreement applies.

          B. For each Hotel, the "Hotel Term" shall consist of an "Initial Term" and the "Renewal Term(s)." The "Initial Term" of all Hotels except those located in Maryland shall begin on the Effective Date and, unless sooner terminated as herein provided, shall continue to December 31, 2007. Except as provided below for the Hotels located in California, Maryland, New York, and Pennsylvania, and unless Tenant elects not to renew as provided below, the Hotel Term shall thereafter be renewed automatically without notice for each Hotel, on the same terms and conditions contained herein, for each of five (5) successive periods of ten (10) Fiscal Years, provided that Tenant is not then in default hereunder. With respect to the Hotels located in California, after the Initial Terms, the Hotel Terms shall thereafter be renewed automatically without notice by Tenant, on the same terms and conditions contained herein, for each of two
(2) successive periods of ten (10) Fiscal Years, provided that Tenant is not then in default hereunder, and further provided, however, that in no event shall the Hotel Terms of the Hotels located in California extend beyond thirty-four
(34) calendar years. With respect to the Hotel located in New York, after the Initial Term, the Hotel Term shall thereafter be renewed automatically without notice by Tenant, on the same terms and conditions contained herein, for each of three (3) successive periods of ten (10) Fiscal Years followed by one (1) period of four (4) Fiscal Years, provided that Tenant is not then in default hereunder, and further provided, however, that in no event shall the Hotel Term of the Hotel located in New York extend beyond forty-eight (48) calendar years. With respect to the Hotel located in Pennsylvania, after the Initial Term, the Hotel Term shall thereafter be renewed automatically without notice by Tenant, on the same terms and conditions contained herein, for one (1) period of ten (10) Fiscal Years followed by one (1) period of five (5) Fiscal Years, provided that Tenant is not then in default hereunder, and further provided, however, that in no event shall the Hotel Term of the Hotel located in Pennsylvania extend beyond twenty-nine (29) calendar years, with the last day of such Hotel Term, assuming Tenant does not elect not to renew, being December 31, 2022. With respect to the Hotels located in Maryland, the "Initial Term" shall begin on the Effective Date and, unless sooner terminated as herein provided, shall continue to December 31, 2000; and Tenant shall have the option, to be exercised by written notice to Landlord on or before June 30, 1999 and thereafter on or before June 30 of each of 2006, 2013, 2020, and 2027, as applicable, to renew the Hotel Terms of the Maryland Hotels on the same terms and conditions as contained herein, for each of six (6) successive periods of seven (7) calendar years each, with Tenant's notice of renewal in each case being required to be given on June 30 of the last year of the applicable Renewal Term. Each successive period of ten (10), seven
(7), five (5) or four (4), as applicable, Fiscal Years for which the Lease may be renewed as to the various Hotels, automatically or by notice, as applicable, shall be called a "Renewal Term". If Tenant elects not to renew the term of this Agreement as to any Hotel other than those located in Maryland following expiration of the then current Initial Term or Renewal Term, it shall give Landlord notice of non-renewal at least one hundred (180) days prior to the expiration of the then current Initial Term or Renewal Term and shall nevertheless continue to occupy and operate the Hotel(s) in question as Tenant hereunder until the earlier to occur of (i) the later of the expiration of the Initial Term or the Renewal Term, whichever is in effect on the last date on which notice of non-renewal could be given, or the three year anniversary of the last date on which notice of non-renewal could be given, (ii) three years after the expiration of the then current term, or (iii) such time as Landlord effects a sale of the Hotel(s) or secures a new tenant or operator but, in any such case, not earlier than the expiration of the then current term of this Agreement. If Tenant does not timely elect to renew the Hotel Term as to any Hotel located in Maryland, then the Hotel Term as to any such Hotel shall terminate on the last day of the Initial Term or Renewal Term then in effect as to such Hotel(s). Tenant may, at its option, elect not to renew for any Renewal Term with respect to any one (1) or more of the Hotels at any given time. Notwithstanding any other provision of this Lease, including, without limitation, Section 4.04 hereof, there is no current obligation on the part of either Landlord or Tenant that Tenant continue to occupy or operate any of the Hotels beyond the applicable Hotel Term.

          C. The Hotel Term with respect to each of the Hotels subject to a ground lease shall not exceed the term of the applicable ground lease. Landlord agrees that with respect to any ground lease that is about to expire it will deliver a written notice to Tenant no later than ninety (90) days before the last day on which Landlord can elect to renew the term of said ground lease, informing Tenant of the impending expiration of the ground lease and whether Landlord will elect to renew the ground lease for said applicable renewal period.

          4.02  Termination Fee
                ---------------

          A. If the Hotel Term of a particular Hotel is terminated before the natural expiration (and assuming the exercise of all Renewal Terms) thereof due solely to either (i) the provisions of Section 15.01 or 15.02 with respect to a casualty or condemnation, or (ii) upon a sale of a Hotel in accordance with the terms of Article XIX, then Tenant shall, except as provided below, receive from Landlord a termination fee (the "Termination Fee") in an amount determinable under Section 4.02.B below. The purpose of the Termination Fee is to compensate Tenant for the loss of earnings from operation of the Hotel due to a premature termination of this Agreement as to a particular Hotel or Hotels. No Termination Fee shall be due upon a foreclosure, deed in lieu of foreclosure, or any other transfer taking place pursuant to the Combined Loan Documents after acceleration or maturity of the obligations thereunder but before such obligations are satisfied in full or extinguished.


          B. The Termination Fee shall be an amount equal to the net present value, as computed by Tenant, of the reasonably anticipated amount of Tenant's Earnings over the next ensuing forty (40) years or, if he then remaining term of this Agreement for the Hotel for which the calculation is made (assuming the exercise of all Renewal Terms) is less than forty (40) years, such lesser period. The discount rate to be employed in making such computation shall be a percentage equal to the sum of (i) three percentage points plus (ii) the then base rate of interest charged by Citibank, N.A. (or its successor). Such fee computation shall not be binding on Landlord unless the firm of independent auditors regularly employed by Landlord has reported on the mathematical accuracy of the computation and that the forecast used as the basis for computing such anticipated earnings was prepared using assumptions that are reasonable as a basis for forecasting anticipated earnings over the period in question. Nevertheless, the Termination Fee shall in no event exceed the percentage set forth in the table below, of the "Economic Gain," as defined in
Section 4.02.C, applicable to the year of the particular Termination Fee Term in which the right to a Termination Fee accrues:


              Year of Termination Fee Term                                       Percentage
              ----------------------------                     -------------------------------------------------
           1-15                                            50%
           16-40                                           49% in year 16, declining by one percentage point per
                                                           year thereafter.

          C. For purposes hereof, "Economic Gain" shall mean (i) any Sale Proceeds minus (ii) 113% (123% in the 21st and subsequent years of the Termination Fee Term) of the sum of (1) Landlord's original cost basis of the Hotel and FF&E when Landlord acquired the Hotels (as shown on Exhibit F attached hereto and not including the cost of any FF&E Replacements, repairs, maintenance, building improvements, alterations, or replacements or other costs incurred after completion of each Hotel) involved in the condemnation, casualty, or sale, plus (2) the cost of any structural repairs or replacements necessitated by previous condemnations or casualties in excess of insurance or condemnation proceeds received as a result of a casualty or condemnation occurring prior to any casualty or condemnation triggering Landlord's obligation hereunder to pay a Termination Fee.

          D. If the Termination Fee exceeds the available Sale Proceeds, the amount, if any, of such excess shall not be due.

          E. The Termination Fee due under subsection A shall be paid in full by Landlord to Tenant upon the later to occur of (i) the termination of this Agreement as to that particular Hotel, or (ii) the date on which the Sale Proceeds become available to Landlord. In the event of any Sale Proceeds represented by evidences of indebtedness, Landlord shall assign to Tenant, without recourse, all or such portion of the principal amount thereof (and any interest accruing thereon) as equals that portion of the Termination Fee not other wise paid. Any such assignment shall be deemed payment of the Termination Fee to the extent of the principal amount so assigned.

          F. Any dispute between Landlord and Tenant with respect to the Termination Fee or the obligation of Landlord or Tenant thereunder shall, at the request of either party, be submitted to arbitration in accordance with Article XX.

          4.03    Performance Termination
                  -----------------------

          A. If the average of the Operating Profit (computed for purposes of this Section 4.03 only (a) by adding back thereto (i) any Impositions or (ii) any funds supplied by Tenant for Working Capital, Inventories, or Fixed Asset Supplies over and above Initial Working Capital pursuant to Section 7.01, or
(iii) any taxes (including any penalties, fines, and interest added thereto) payable by or assessed against Landlord or Tenant related to Tenant's lease hereunder of the Hotels and the personal property located therein, but (b) with a deduction for the annual ground rent payable on all MI Ground Leases, whether paid or deferred) during any three (3) consecutive Fiscal Years during the term of this Agreement fails to equal or exceed the lesser of (I) eight percent (8%) of the sum of the aggregate original costs incurred by Landlord with respect to purchase of the Hotels then subject to this Agreement and any subsequent expansions thereof, or (2) the sum of (i) the average annual amount of the interest portion of Debt Service with respect to such Fiscal Years plus (ii) $5 million, Landlord shall, subject to the conditions of Section 4.03.B, have the option to terminate this Agreement. Such option may be exercised by serving written notice of Landlord's election to terminate this Agreement upon Tenant not later than ninety (90) days after receipt of the Annual Operating Statement for such third consecutive Fiscal Year. Such notice shall state the basis on which Landlord asserts the right of termination and shall show all mathematical calculations constituting the basis therefor.

          B.      Upon receipt of Landlord's written notice of termination under
Section 4.03.A, Tenant shall have the option, to be exercised within thirty (30) days after receipt of said notice, to pay to Landlord the amount of any deficiency described in clauses (1) and (2) of Section 4.03.A and which constituted the basis of said notice. If Tenant does not exercise its option to make the payment permitted by this Section 4.03.B, then this Agreement shall terminate as of the end of the third (3rd) full Accounting Period following the date on which Tenant receives Landlord's written notice of termination under
Section 4.03.A; provided, however, that such period of time shall be extended as required by applicable law pertaining to the termination of the employment of the employees at the Hotels either for the minimum period required by law in order not to be in violation thereof or for such lesser period as may be permitted if certain payments are made (but only if such payments are made by Landlord).

          4.04    Actions to be Taken Upon Termination
                  ------------------------------------

          A. Upon termination of this Agreement, the following shall be applicable:

                  1. Tenant shall, within ninety (90) days after termination of this Agreement, prepare and deliver to Landlord a final accounting statement with respect to the Hotels, as more particularly described in Section 9.01 hereof, along with a statement of any sums due from Landlord to Tenant or from Tenant to Landlord pursuant hereto, dated as of the date of termination. Within thirty (30) days after the receipt by Landlord of such final accounting statement, the parties will make whatever cash adjustments are necessary pursuant to such final statement. The cost of preparing such final accounting statement shall be a Deduction from Gross Revenues attributable to the final Fiscal Year of the Term, unless the Termination occurs as a result of a default by either party, in which case the defaulting party shall pay such cost. Tenant and Landlord acknowledge that there may be certain adjustments for which the information will not be available at the time of the final accounting and the parties agree to readjust such amounts and make the necessary cash adjustments when such information becomes available; provided, however, that all accounts shall be deemed final two (2) years after termination.

                  2. Tenant shall release and transfer to Landlord any of Landlord's funds which are held or controlled by Tenant with respect to the Hotels with the exception of funds to be held in escrow pursuant to Sections 12.04, 13.01.B and 14.01.C, funds necessary to compensate Tenant pursuant to
Section 7.01, funds necessary to reimburse Tenant pursuant to Sections 5.05 and 9.04, and otherwise in accordance herewith.

                  3. Tenant shall make available to Landlord such books and records respecting the Hotels (including those from prior years, subject to Tenant's reasonable records retention policies) as will be needed by Landlord to prepare the accounting statements, in accordance with the Uniform System of Accounts, for the Hotels for the year in which the Termination occurs and for any subsequent year.

                  4. Tenant shall (to the extent permitted by law or by applicable agreement) assign to Landlord or to the new tenant all subleases, concession agreements, operating licenses and permits for the Hotels which have been issued in Tenant's name (including liquor and restaurant licenses, if any); provided that if Tenant has expended any of its own funds in the acquisition of any of such licenses or permits, Landlord shall reimburse Tenant therefor if it has not done so already.

                  5. Various other actions shall be taken, as described in this Agreement, including, but not limited to, the actions described in Sections 7.01, 10.02, 10.04.C, 12.04, and 14.01.C.

                  6. Tenant shall peacefully vacate and surrender the Hotels to Landlord.

          B. Upon Termination of the Hotel Term of one or more but less than all Hotels prior to termination of this Agreement, the parties shall make such prorations, adjustments and changes to this Agreement as are appropriate, in the determination of Landlord and Tenant, both acting reasonably, and the following shall be applicable:

                  1. If Tenant is not to continue operating the Hotel(s) being terminated, then:

                       a. Tenant shall release and transfer to Landlord that portion of Landlord's funds properly allocable to the Hotel which are held or controlled by Tenant with respect to the Hotels with the exception of funds to be held in escrow pursuant to Sections 12.04, 13.01.B, and 14.01.C, funds necessary to compensate Tenant pursuant to Section 7.01, funds necessary to reimburse Tenant pursuant to Section 9.04, and otherwise in accordance herewith.

                       b. Tenant shall (to the extent permitted by law or by applicable agreement) assign to Landlord or to the new tenant all subleases, concession agreements, operating licenses and permits for the Hotel which have been issued in Tenant's name (including liquor and restaurant licenses, if any); provided that if Tenant has expended any of its own funds in the acquisition of any of such licenses or permits, Landlord shall reimburse Tenant therefor if it has not done so already.

                       c. Various other actions shall be taken, as described in this Agreement, including, but not limited to, the actions described in Sections 7.01, 10.02, 10.04.C, 12.04, and 14.01.C.

                       d. Tenant shall peacefully vacate and surrender the Hotel to Landlord; or

               2. If Tenant will continue to operate the Hotel(s) being terminated, then:

                       a. Tenant and the new landlord shall enter into a Severance Lease as to such Hotel(s). To the extent permitted by law, each Severance Lease and this covenant shall automatically be superior to all rights, liens and interests intervening between the date of this Agreement and the recordation of a memorandum or short form of each such Severance Lease. The provisions of this Section 4.04.B.2.a shall be self-executing and the new landlord shall execute one or more Severance Leases as herein provided and a memorandum or short form of such Severance Lease in form reasonably satisfactory to Tenant and any other documents reasonably requested by Tenant to evidence the creation of the leasehold under the Severance Lease. If either the new landlord or Tenant shall fail to enter into a Severance Lease upon the occurrence of the events described herein, the Severance Lease shall nonetheless be and shall be construed to be in full force and effect, the parties' actually entering into said Severance Lease in such instance constituting merely evidentiary confirmation of such Severance Lease and not a condition precedent to the effectiveness thereof.

                       b. Tenant shall release and transfer to Landlord that portion of Landlord's funds properly allocable to the Hotel which are held or controlled by Tenant with respect to the Hotels with the exception of funds to be held in escrow pursuant to Sections 12.04, 13.01.B, and 14.01.C, funds necessary to compensate Tenant pursuant to Section 7.01, funds necessary to reimburse Tenant pursuant to Section 9.04, and otherwise in accordance herewith.

                       c. Various other actions shall be taken, as described in this Agreement, including, but not limited to, the actions described in Sections 7.01, 10.02, 10.04.C, 12.04, 13.01.B, and 14.01.C.

          C. The provisions of this Section 4.04 shall survive termination of this Agreement.

                               END OF ARTICLE IV

                                   ARTICLE V

                                      RENT
                                      ----

          5.01  Annual Rent
                -----------

          A. Tenant agrees to pay Landlord during the Initial Term and any Renewal Terms hereof annual rental with respect to each Fiscal Year (the "Annual Rent") equal to (1) (a) eighty-five percent (85%) of Operating Profit in each Fiscal Year until such time as the partners of Landlord have received cumulative distributions of Loan Proceeds equal to Sixty Million, Five Hundred Twenty-Six Thousand, Five Hundred Dollars ($60,526,500), less (b) an amount equal to the sum of any Deductions for Hotel Working Capital, Inventories, and Fixed Asset Supplies to which Tenant is entitled under Section 7.01 and the amount of all Deductions for taxes (including fines, penalties, and interest, if any, added thereto) payable by or assessed against Landlord or Tenant related to Tenant's lease of the Hotels and the personal property located therein from Landlord, multiplied by .15, and thereafter, (2) (a) seventy-five percent (75%) of Operating Profit for each Fiscal Year, less (b) an amount equal to the sum of any Deductions for Hotel Working Capital, Inventories, and Fixed Asset Supplies to which Tenant is entitled under Section 7.01 and the amount of all Deductions for taxes (including fines, penalties, and interest, if any, added thereto) payable by or assessed against Landlord or Tenant related to Tenant's lease of the Hotels and the personal property located therein from Landlord, multiplied by .25. Notwithstanding Tenant's agreement to pay Annual Rent to Landlord, a portion of Annual Rent may be (x) paid by Tenant directly to the MI Ground Lessors on Landlord's behalf, (y) paid by Tenant directly to MI under the MI Backup Guaranties and the Additional MI Guaranties on Landlord's behalf, and (z) retained by Tenant to satisfy certain obligations of Landlord to Tenant, but only in accordance with Section 5.03.

          B. Notwithstanding the foregoing, as to any Severance Lease, (1) if the Annual Rent being paid by Tenant has been reduced from the amount stated in
Section 5.01.A(1) to the amount stated in Section 5.01.A.2 prior to the transaction giving rise to the Severance Lease, then Annual Rent under the Severance Lease shall be the amount stated in Section 5.01.A.2; and (2) (a) if the Annual Rent being paid by Tenant has not been reduced from the amount stated in Section 5.01.A(1) to the amount stated in Section 5.01.A(2) prior to the transaction giving rise to the Severance Lease, then under the Severance Lease, Annual Rent shall be equal to eighty-five percent (85%) of Operating Profit less the amounts stated in Section 5.01.A(1)(b) of the Severance Lease until the new landlord has received a cumulative return of equity (through (y) Loan Proceeds or (z) distributions of Operating Profit in excess of the Priority Return) equal to fifty percent (50%) of its original investment of equity in the Hotels covered by the Severance Lease and (b) thereafter, Annual Rental shall be equal to seventy-five percent (75%) of Operating Profit less the amounts stated in
Section 5.01.A(2)(b) of the Severance Lease.

          5.02  Additional Rent
                ---------------

          A. The term "Additional Rent" as used hereinafter shall mean the excess, if any, of (1) the aggregate amount paid by Tenant in each Fiscal Year under Section 5.03 to (a) Landlord or, on Landlord's behalf, to parties other than Landlord or Tenant, (b) Tenant as repayment of Foreclosure Avoidance Loans,
(c) Tenant as reimbursement of Additional Rent paid in previous Fiscal Years, and (d) Tenant as payment on any due but unpaid Termination Fee, over (2) Annual Rent.

          B. It shall be the obligation of Landlord to refund to Tenant any Additional Rent paid by Tenant; provided, however, that such refund shall be made to Tenant only from Operating Profit in future Fiscal Years as provided in
Section 5.03. Such refund shall be made without interest. Upon termination of this Agreement as to all of the Hotels, Landlord shall have no further liability for any refund of Additional Rent previously paid by Tenant.

          5.03   Distribution of Operating Profit
                 --------------------------------

          A. For each Fiscal Year until the earlier to occur of (i) satisfaction in full of all obligations of Landlord under the Combined Loan Documents, or (ii) a foreclosure, deed in lieu of foreclosure or any other transfer having taken place as to all Hotels under any of the Combined Loan Documents, Operating Profit, to the extent available, shall be distributed by Tenant as follows (without duplication):

               1. First, an amount equal to Debt Service shall be paid to Landlord to be used to pay such obligations; then

               2. An amount equal to administrative expenses of Landlord, as set forth on Exhibit G attached hereto, in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in Fiscal Year 1994, and thereafter an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) as adjusted upward each Fiscal Year so that such amount reflects the percentage increase in the CPI as announced for November of the immediately preceding Fiscal Year over the CPI announced for December 1993, provided that if such percentage increase is a negative number in any given Fiscal Year, then there shall be no increase in such amount over the previous Fiscal Year, shall be paid to Landlord, provided that, with respect to interim amounts paid to Landlord pursuant to Section 5.04, the amount of Operating Profit paid to Landlord pursuant to this subsection shall be limited to the amount of such expenses for which Tenant has received written notice from Landlord no later than five (5) days after the last day of the Accounting Period for which the interim payment is being made and provided that such notice contains an itemized listing of the expenses for which the distribution is to be made; then

               3. On Landlord's behalf, an amount equal to the Current Ground Rent due under all MT Ground Leases shall be paid (prorata, if necessary) to the MI Ground Lessors; then

               4. a. For such time as the outstanding principal balance under the Loan Agreements is greater than Three Hundred Million Dollars ($300,000,000) as of the last day of the Cumulative Tenant Period as computed by Agent in accordance with the Loan Agreements, any and all remaining Operating Profit shall be paid to Landlord to be used to pay the Excess Principal Payments;

                   b. For such time as the outstanding principal balance under the Loan Agreements is greater than Two Hundred Fifty Million Dollars ($250,000,000) as of the last day of the Cumulative Tenant Period as computed by Agent in accordance with the Loan Agreements, but less than or equal to Three Hundred Million Dollars ($300,000,000) as of the last day of the Cumulative Tenant Period as computed by Agent in accordance with the Loan Agreements, then the remaining Operating Profit shall, except as to any Operating Profit from any Accounting Periods covered by Section 5.03.A.4.d below, be distributed as follows:

                       i. Eighty percent (80%) of any remaining Operating Profit shall be paid to Landlord to be used by Landlord to pay down the loan balance under the Loan Agreements; and

                       ii. Twenty percent (20%) of any remaining Operating Profit shall be distributed as follows:

                           (a)   first, an amount equal to the Deferred Ground
Rent (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon on all MI Ground Leases shall be paid (prorata, if necessary) to the extent not previously reimbursed to the MI Ground Lessors, on Landlord's behalf, to the MI Ground Lessors; then

                           (b)   an amount equal to all payments made by MI to
the Lenders under the MI Backup Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid, to the extent not previously reimbursed to MI, on Landlord's behalf, to MI; then

                           (c)   an amount equal to all payments made by HM to
the Lenders under the HM Debt Service Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid to Landlord, to the extent not previously reimbursed to HM, to be used to repay HM for making such payments; then

                           (d)   an amount equal to all payments made by MI to
the Lenders under the Additional MI Guaranties (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid, to the extent not previously reimbursed to MI, on Landlord's behalf, to MI; then

                           (e)   an amount equal to the Priority Return shall be
paid to Landlord; then

                           (f)   an amount equal to the excess, if any, of
Annual Rent over the sum of the Priority Return plus the amount of the distribution made to Landlord under Section 5.03.A.1, up to but not exceeding fifty percent (50%) of such remaining Operating Profit, shall be paid to Landlord; then

                           (g)   an amount equal to the unrefunded Additional
Rent (and any Paid Over Amounts with respect thereto if not reflected therein) shall be retained by Tenant to be applied by Tenant to the refund of such Additional Rent; then

                           (h)   an amount equal to the outstanding balance of
any Foreclosure Avoidance Loans (and any Paid Over Amounts with respect thereto if not reflected therein), including interest accrued thereon as evidenced by the Note(s), shall be retained by Tenant and applied by Tenant to repayment of the Foreclosure Avoidance Loans; then

                           (i)   an amount equal to any due but unpaid
Termination Fee (and any Paid Over Amounts with respect thereto if not reflected therein) shall be retained by Tenant to be applied by Tenant to the payment of such Termination Fee; then

                           (j)   if the amount paid to Landlord under Section
5.03.A.4.b.ii(f) above was less than the excess of Annual Rent over the sum of the Priority Return plus the amount of the distribution made to Landlord under
Section 5.03.A.1, then an amount equal to such deficiency shall be paid to Landlord; and then

                           (k)   any and all remaining Operating Profit shall be
retained by Tenant.

          c. If the outstanding principal balance under the Loan Agreements is less than or equal to Two Hundred Fifty Million Dollars ($250,000,000) as of the last day of the Cumulative Tenant Period, as computed by Agent in accordance with the Loan Agreements, then the remaining Operating Profit, except as to Operating Profit from any Accounting Periods covered by Section 5.03.A.4.d below, shall be distributed as follows:

              i. Seventy-five percent (75%) of such remaining Operating Profit shall be paid to Landlord to be used by Landlord to pay down the loan balance under the Loan Agreements; and

              ii. Twenty-five percent (25%) of such remaining Operating Profit shall be distributed with the same priority and to the same parties for the same purposes as set forth in Section 5.03.A.4.b.ii(a) through (k).

          d. Notwithstanding the provisions of Sections 5.03.A.4.b and c above, one hundred percent (100%) of all Operating Profit remaining after the distributions described in Sections 5.03.A.1, 2 and 3 above from the Cumulative Tenant Period (without regard to Fiscal Year end adjustments) applicable to a Payment Date on which either (i) a Potential Default (as defined in the Loan Agreements) consisting of the nonpayment by the Landlord of any principal or interest due and payable under either of the Loan Agreements or (ii) an Event of Default (as defined in the Loan Agreements), in either case of which Tenant has been given written notice from Lenders within ten (10) days after such Payment Date, shall have occurred and be continuing on such Payment Date, shall be paid to Landlord to be used by Landlord to pay the amounts required by the Loan Agreements. To the extent any portion of such Operating Profit has been previously retained by Tenant and not paid out to others on Landlord's behalf, Tenant shall, within ten (10) days after receipt of Agent's notice, pay such Operating Profit retained by Tenant to Landlord to be used by Landlord to make such payment. To the extent Tenant has distributed any part of such Operating Profit to Landlord or to MI or the MI Ground Lessors on Landlord's behalf, Tenant shall have no obligation to pay such portion to Landlord out of its own funds or future amounts to be retained by it pursuant to this Section 5.03, it being understood that any obligation of Landlord, MI or the MI Ground Lessors to disgorge any portion of such Operating Profit previously distributed to them shall be pursuant to a direct agreement between Landlord and/or Lenders and MI and the MI Ground Lessors, as applicable.

          B. Commencing with the occurrence of the event described in Section 5.03.A(i) and for each Fiscal Year thereafter during the term of this Agreement, Operating Profit, to the extent available, shall be distributed as follows (without duplication):

              1. An amount equal to Debt Service shall be paid to Landlord to be used by Landlord to pay such Debt Service; then

              2. An amount equal to administrative expenses of Landlord, as set forth on Exhibit G attached hereto, in an aggregate amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000) in Fiscal Year 1994, and thereafter an amount equal to Two Hundred Fifty Thousand Dollars ($250,000) as adjusted upward each Fiscal Year so that such amount reflects the percentage increase in the CPI as announced for November of the immediately preceding Fiscal Year over the CPI announced for December 1993, provided that if such percentage Increase is a negative number in any given Fiscal Year, then there shall be no increase in such amount over the previous Fiscal Year, shall be paid to Landlord, provided that, with respect to interim amounts paid to Landlord pursuant to Section 5.04, the amount of Operating Profit paid to Landlord pursuant to this subsection shall be limited to the amount of such expenses for which Tenant has received written notice from Landlord no later than five (5) days after the last day of the Accounting Period for which the interim payment is being made and provided that such notice contains an itemized listing of the expenses for which the distribution is to be made; then

              3. On Landlord's behalf, an amount equal to the Current Ground Rent due under all MI Ground Leases shall be paid (prorata, if necessary) by Tenant to the MI Ground Lessors; then

              4. An amount equal to the Deferred Ground Rent (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, on all MI Ground Leases shall be paid (prorata, if necessary), to the extent not previously reimbursed to the MI Ground Lessors, on Landlord's behalf, to the MI Ground Lessors; then

              5. An amount equal to all payments made by MI to the Lenders under the MI Backup Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid, to the extent not previously reimbursed to MI, on Landlord's behalf, to MI; then

              6. An amount equal to all payments made by HM to the Lenders under the HM Debt Service Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid to Landlord, to the extent not previously reimbursed to HM, to be used to repay HM for making such payments; then

              7. An amount equal to all payments made by MI to the Lenders under the Additional MI Guaranties (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon, as evidenced by the Note(s), shall be paid, to the extent not previously reimbursed to MI, on Landlord's behalf, to MI; then

              8. An amount equal to the Priority Return shall be paid to Landlord; then

              9. An amount equal to the excess, if any, of Annual Rent over the sum of the Priority Return plus Debt Service, up to but not exceeding fifty percent (50%) of such remaining Operating Profit, shall be paid to Landlord; then

             10. An amount equal to the unrefunded Additional Rent (and any Paid Over Amounts with respect thereto if not reflected therein) shall be retained by Tenant to be applied by Tenant to the refund of such Additional Rent; then

             11. An amount equal to the outstanding balance of any Foreclosure Avoidance Loans (and any Paid Over Amounts with respect thereto if not reflected therein), including interest accrued thereon as evidenced by the promissory note provided for in Section 5.05, shall be retained by Tenant and applied by Tenant to repayment of the Foreclosure Avoidance Loans; then

             12. An amount equal to any due but unpaid Termination Fee shall be retained by Tenant to be applied by Tenant to the payment of such Termination Fee (and any Paid Over Amounts with respect thereto if not reflected therein); then

             13. If the amount paid to Landlord under Section 5.03.B.9 was less than the excess of Annual Rent over the sum of the Priority Return plus Debt Service, then an amount equal to such deficiency shall be paid to Landlord; and then

             14. Any and all remaining Operating Profit shall be retained by Tenant.

          C. For each Fiscal Year (i) commencing with the event described in
Section 5.03.A(ii) in the event of a foreclosure, deed in lieu of foreclosure, or any other transfer having taken place as to all Hotels under the Combined Loan Documents, which transfer occurs simultaneously as to all Hotels then subject to this Agreement, or (ii) with respect to any Severance Lease, Operating Profit, to the extent available, shall be distributed as follows (without duplication):

             1. An amount equal to Deemed Debt Service shall be paid to the new landlord; then

             2. On the new landlord's behalf, an amount equal to the Current Ground Rent due under all, if any, MI Ground Leases affecting the applicable Hotel(s) shall be paid (prorata, if necessary) by Tenant to the MI Ground Lessors; then

               3. An amount equal to the Deferred Ground Rent, plus interest accrued thereon, on any MI Ground Leases affecting the applicable Hotel(s) shall be paid (prorata, if necessary), to the extent not previously reimbursed to the MI Ground Lessors, on the new landlord's behalf, to the MI Ground Lessors (including Deferred Ground Rent applicable to all Hotels (in the case of C(i) above) or only to the Hotel(s) subject to the Severance Lease (in the case of C(ii) above) that accrued prior to the Severance Lease); then

               4. An amount equal to the Priority Return shall be paid to the new landlord; then

               5. An amount equal to the excess, if any, of Annual Rent over the sum of the Priority Return plus Deemed Debt Service, up to but not exceeding fifty percent (50%) of such remaining Operating Profit, shall be paid to the new landlord; then

               6. An amount equal to the unrefunded Additional Rent shall be retained by Tenant to be applied by Tenant to the refund of such Additional Rent (not including any unrefunded Additional Rent owed to Tenant prior to the event described in C(i) above or prior to the Severance Lease, whichever is applicable); then

               7. An amount equal to the outstanding balance of any Foreclosure Avoidance Loans, including interest accrued thereon as evidenced by the Note(s), shall be retained by Tenant and applied by Tenant to repayment of the Foreclosure Avoidance Loans (not including amounts owed to Tenant on any Foreclosure Avoidance Loans made prior to the event described in C(i) above or prior to the Severance Lease, whichever is applicable); then

               8. An amount equal to any due but unpaid Termination Fee shall be retained by Tenant to be applied by Tenant to the payment of such Termination Fee (not including any unpaid Termination Fee that accrued prior to the event described in C(i) above or prior to the Severance Lease, whichever is applicable); then

               9. If the amount paid to the new landlord under Section 5.03.C.5 was less than the excess of Annual Rent over the sum of the Priority Return plus Deemed Debt Service, then an amount equal to such deficiency shall be paid to the new landlord; and then

               10. Any and all remaining Operating Profit shall be retained by Tenant.

         5.04  Accounting and Interim Payment
               ------------------------------

         A. Within twenty (20) days after the close of each Accounting Period, Tenant shall submit an interim accounting, or "Rent Letter", substantially in the form of Exhibit H attached hereto, to Landlord showing Gross Revenues, Deductions, Operating Profit, and the application thereof under
Section 5.03 on an aggregate basis. Tenant shall transfer with each Rent Letter any interim amounts of Annual Rent and Additional Rent to be paid to Landlord, which amounts shall be a reasonable estimate of the portions of Annual Rent and Additional Rent allocable to such Accounting Period.

         B. Calculations and payments of Annual Rent and Additional Rent and applications of Operating Profit made with respect to each Accounting Period shall be accounted for cumulatively within each Fiscal Year. Within seventy-five
(75) days after the close of each Fiscal Year, Tenant shall submit an accounting, as more fully described in Section 9.01, for such Fiscal Year to Landlord, which accounting shall be controlling over the interim accountings. Any deficiency in the amount of Annual Rent or Additional Rent as shown by the Fiscal Year accounting shall be promptly paid by Tenant to Landlord or to others on Landlord's behalf in accordance with Section 5.03. Any overpayment of Annual Rent or Additional Rent made by Tenant as shown by the Fiscal

Year accounting shall be a credit against both Annual Rent and Additional Rent owed by Tenant to Landlord in succeeding Accounting Periods. If this Agreement is terminated for any reason before Tenant has recovered all such overpayments, then Tenant shall be entitled to recover the remaining amount of such overpayments from either of the following sources: (i) by deduction from any of Landlord's funds which are held or controlled by Tenant, or (ii) Landlord shall pay Tenant the remaining amount of such credit out of any Sale Proceeds. No adjustment shall be made for any Operating Loss in a preceding or subsequent Fiscal Year.

          5.05  Advances to Avoid Foreclosure
                -----------------------------

          The parties agree that Tenant shall have no liability with respect to any obligations of Landlord. However, Tenant shall have the right, but not the obligation, to make Debt Service payments on behalf of Landlord as and to the extent necessary to avoid the foreclosure of any lien or security interest applicable to a particular Hotel or Hotels. Any such payments (each of which shall be referred to as a "Foreclosure Avoidance Loan") shall be deemed a loan by Tenant to Landlord in such amount, shall bear annual interest at two percentage points over the base rate of interest charged by Citibank, N.A. (or its successor) and shall be repayable by Landlord on the date that is fifteen
(15) years after the date of each Foreclosure Avoidance Loan or, if earlier, upon termination of this Agreement. Tenant shall be entitled to reimburse itself for such Foreclosure Avoidance Loans in accordance with Section 5.03. Landlord shall evidence each Foreclosure Avoidance Loan by executing a promissory note payable to Tenant in the principal amount of each Foreclosure Avoidance Loan and bearing interest as aforesaid.

          5.06  Application of Sale and Loan Proceeds
                -------------------------------------

          Landlord agrees that Gross Sale Proceeds shall be applied to the uses described and in the order listed in (a), (b), (c) and (d) of the definition of Sale Proceeds. Loan Proceeds and Sale Proceeds shall be applied, and Landlord shall be obligated to apply same, in the following manner:

          A. First, an amount equal to the funds required for the escrows as set forth in Sections 12.04 and 14.01.C; then

          B. An amount equal to the Deferred Ground Rent (and any Paid Over Amounts with respect thereto if not reflected therein) on all Hotels subject to MI Ground Leases, if any, shall be paid (prorata, if necessary), to the extent not previously reimbursed, to the MI Ground Lessors; then

          C. An amount equal to all payments made by MI to the Lenders under the MI Backup Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon as evidenced by the Note(s), if any, shall be paid, to the extent not previously reimbursed, to MI (but this shall not apply to a distribution of Sale Proceeds or Loan Proceeds received by a new landlord as described in Section 5.03.C(i) or under a Severance Lease); then

          D. An amount equal to all payments made by HM to the Lenders under the HM Debt Service Guaranty (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon as evidenced by the Note(s), if any, shall be paid, to the extent not previously reimbursed, to HM (but this shall not apply to a distribution of Sale Proceeds or Loan Proceeds received by a new landlord as described in Section 5.03.C(i) or under a Severance Lease), then

          E. An amount equal to all payments made by MI to the Lenders under the Additional MI Guaranties (and any Paid Over Amounts with respect thereto if not reflected therein), plus interest accrued thereon as evidenced by the Note(s), if any, shall be paid (prorata, if necessary), to the extent not previously reimbursed, to MI (but this shall not apply to a distribution of Sale Proceeds or Loan Proceeds received by a new landlord as described in Section 5.03.C(i) or under a Severance Lease); then

          F. An amount equal to the unrefunded Additional Rent (and any Paid Over Amounts with respect thereto if not reflected therein), if any, shall be paid to Tenant (but, after the event described in Section 5.03.C(i) and as to a Severance Lease, this shall include only such amounts accruing to Tenant after such event or under such Severance Lease after the commencement of the Severance Lease, whichever is applicable); then

          G. An amount equal to the outstanding balance of any Foreclosure Avoidance Loans (and any Paid Over Amounts with respect thereto if not reflected therein), including interest thereon as evidenced by the Note(s), if any, shall be paid to Tenant (but, after the event described in Section 5.03.C(i) and as to a Severance Lease, this shall include only such amounts accruing to Tenant after such event or under such Severance Lease after the commencement of the Severance Lease, whichever is applicable); then

          H. An amount equal to any outstanding deficiencies owed Tenant pursuant to Section 9.04 (and any Paid Over Amounts with respect thereto if not reflected therein), if any, shall be paid to Tenant (but, after the event described in Section 5.03.C(i) and as to a Severance Lease, this shall include only such amounts accruing to Tenant after such event or under such Severance Lease after the commencement of the Severance Lease, whichever is applicable); then

          I. An amount equal to any uncompensated amounts owed to Tenant pursuant to Section 7.01 (and any Paid Over Amounts with respect thereto if not reflected therein), if any, shall be paid to Tenant (but, after the event described in Section 5.03.C(i) and as to a Severance Lease, this shall include only such amounts accruing to Tenant after such event and under such Severance Lease after the commencement of the Severance Lease, whichever is applicable); then

          J. An amount equal to any unpaid Termination Fee (and any Paid Over Amounts with respect thereto if not reflected therein), if any, owed Tenant pursuant to Section 4.02 (but, after the event described in Section 5.03.C(i) or as to a Severance Lease, this shall include only such amounts accruing to Tenant after such event and under such Severance Lease after the commencement of the Severance Lease, whichever is applicable); and then

          K. The remaining balance of the Loan Proceeds or Sale Proceeds, as the case may be, shall be retained by Landlord (or the new landlord in the case of a Severance Lease).

          The Landlord and Tenant agree that MI, HM, and the MI Ground Lessors are intended third party beneficiaries of the rights and obligations set forth in this Section 5.06. As such third party beneficiaries, MI, HM, and the MI Ground Lessors, in addition to Tenant, shall have all remedies available at law or in equity for the enforcement of the obligations set forth herein. In addition to all such remedies, in the event Landlord fails to apply Loan Proceeds or Sale Proceeds in accordance with the provisions hereof, Tenant shall have the right, notwithstanding any other provision in this Agreement to the contrary or Tenant's obligation to pay Annual Rent or Additional Rent to Landlord, to offset all amounts owed as described in subsections A through K above against any future Annual Rent or Additional Rent, and to pay MI, HM, the MI Ground Lessors, and itself in accordance with the provisions of this Section
5.06 out of such offset amounts. Any amounts offset by Tenant shall not, however, affect the amounts required to be distributed by Tenant to Landlord to be used to make payments to Lenders as specifically set forth in Sections 5.03.A.1, 5.03.A.4.a, 5.03.A.4.b.i, 5.03.A.4.c.i, 5.03.A.4.d. and 5.03.C.1. The
provisions of this Section 5.06 shall survive any Termination as to any particular Hotel or Hotels and any termination of this Agreement.

                               END OF ARTICLE V

                                   ARTICLE VI





                     [THIS ARTICLE INTENTIONALLY OMITTED]





                               END OF ARTICLE VI

                                  ARTICLE VII

                 HOTEL WORKING CAPITAL AND FIXED ASSET SUPPLIES
                 ----------------------------------------------

          7.01  Hotel Working Capital, Inventories, and Fixed Asset Supplies
                ------------------------------------------------------------

          From time to time additional funds may be necessary to maintain Hotel Working Capital, Inventories, and Fixed Asset Supplies at levels reasonably determined by Tenant to be necessary to satisfy the needs of the Hotels as their operation may then require. Tenant shall be entitled to take as Deductions any additional necessary funds supplied by it for such purposes and shall use such funds only for Hotel Working Capital, Inventories and Fixed Asset Supplies in accordance with the purposes of this Agreement. Upon Termination, Tenant shall leave in the Hotels for Landlord any unused Inventories, except for Inventories purchased by Tenant under Section 10.02. Fixed Asset Supplies, including additions and replacements thereto, shall remain the property of Landlord throughout the term of this Agreement, except for Fixed Asset Supplies purchased by Tenant under Section 10.02. Upon termination of this Agreement, Tenant shall pay to Landlord the difference, if any, between Initial Working Capital and funds supplied by Tenant for additional Working Capital, Inventories, and Fixed Asset Supplies. If Working Capital at the time of termination (for any reason) of this Agreement is inadequate to fully compensate Tenant for such additional funds supplied by Tenant, then Tenant shall be entitled to deduct such deficiency from either of the following sources: (i) by deduction from any funds of Landlord then held or controlled by Tenant, or (ii) out of any Sale Proceeds. Upon the Termination of the Hotel Term of a particular Hotel prior to termination of this Agreement, Tenant shall disburse to Landlord the difference, if any, between that portion of Initial Working Capital properly allocable to the Hotel and that portion of funds supplied by Tenant for additional Working Capital, Inventories, and Fixed Asset Supplies properly allocable to the Hotel after payment by Tenant of all charges properly payable out of such Working Capital with respect to the particular Hotel unless Tenant will continue operating the Hotel pursuant to Section 19.02.B, in which case Tenant shall continue to hold such amount for the benefit of the new owner of the Hotel to be used in the operation of the Hotel.

                              END OF ARTICLE VII

                                 ARTICLE VIII

                    REPAIRS, MAINTENANCE, AND REPLACEMENTS
                    --------------------------------------

          8.01  Repairs and Maintenance
                -----------------------

          Tenant shall, on Landlord's behalf and as Landlord's agent with respect to such obligation, maintain each Hotel in good repair and condition and in conformity with applicable laws and regulations and shall make or cause to be made such routine maintenance, repairs, and minor alterations, the cost of which can be expensed under generally accepted accounting principles, as it, from time to time, deems necessary for such purposes. The cost of such maintenance, repairs, and alterations shall be paid from Gross Revenues and shall be treated as a Deduction in determining Operating Profit.

          8.02  Repairs and Equipment Reserve
                -----------------------------

          A. Tenant shall, on behalf of Landlord and in Landlord's name but with Tenant having the sole authority to make withdrawals or transact other business with respect thereto, establish and maintain, on a consolidated basis, an escrow reserve account (the "Repair and Equipment Reserve" or the "Reserve") in a bank designated by Landlord. The Reserve shall be used to cover the cost of FF&E Replacements consisting of:

                1. Replacements and renewals related solely to the FF&E of a Hotel (including communication systems and computer systems);

                2. Certain routine repairs and maintenance to the building structures of a Hotel, the cost of which is normally capitalized under generally accepted accounting principles, such as exterior and interior repainting, resurfacing building walls, floors, roofs, and parking areas, and replacing folding walls and the like, but which are not alterations, improvements, renewals, or replacements to the structure of the building or to its mechanical, electrical, heating, ventilating, air conditioning, plumbing, or vertical transportation systems, the cost of which are Landlord's sole responsibility under Section 8.03; and

                3. Lease payments for any FF&E and motor vehicles that are leased instead of purchased and not treated as Deductions pursuant to Item 16 of the definition of Deductions.

          B. As of the Effective Date, Landlord and Tenant shall make the Initial Reserve Deposit into the Reserve. Except as provided below and subject to the provisions of Section 8.02.E, for each Fiscal Year during the term of this Agreement, Tenant shall transfer into the Reserve an amount equal to five percent (5%) of Gross Revenues attributable to each such Hotel for such period of time. Commencing with Fiscal Year 1997, Tenant shall have the right, but not the obligation, to increase the amount it transfers into the Reserve to any amount to greater than five percent (5%) but not exceeding six percent (6%) of Gross Revenues for such Fiscal Year and each successive Fiscal Year if, based upon a review of capital requirements for the Hotels, such increase is mutually agreed upon by Landlord and Tenant; provided, however, that Landlord's agreement to increase the amount to be transferred into the Reserve to up to six percent (6%) of Gross Revenues shall not be required if Operating Profit for each of Fiscal Years 1994 through 1996 equals or exceeds the amounts shown as Operating Profit on Exhibit I. For purposes of the preceding sentence, Operating Profit shall be computed by adding back thereto (i) any Deductions for Working Capital, Inventories, or Fixed Asset Supplies over and above Initial Working Capital pursuant to Section 7.01, or (ii) any taxes (including any penalties, fines, and interest added thereto) payable by or assessed against Landlord or Tenant related to Tenant's lease hereunder of the Hotels and personal property located therein. Notwithstanding the foregoing, no deduction and transfer into the Reserve will be required to the extent that such deduction and transfer, when added to amounts already in the Reserve, would make the then balance exceed the gross amount of the transfers for the previous eight (8) Fiscal Years. Any amounts held in the Reserve may be allocated among the Hotels and may be applied as set forth in this Article VIII without regard to the source of such amounts. Any interest which accrues on any amounts held in the Reserve shall be retained therein without reduction of Tenant's obligation to make transfers thereto. All amounts held in the Reserve shall belong to Landlord.

          C. Tenant shall, on behalf of Landlord and as Landlord's agent with respect to such obligation, from time to time make such (i) replacements and renewals to each Hotel's FF&E, and (ii) repairs to each Hotel of the nature described in Section 8.02.A.2, as it deems necessary, and (iii) lease payments as described in Section 8.02.A.3 as it deems necessary, up to the balance in the Reserve. No expenditures will be made other than as set forth in the approved Repairs and Equipment Estimate and in no event may expenditures be made in excess of such balance without the prior approval of Landlord; provided, however, that (1) Tenant may effect emergency repairs necessary to prevent further loss or damage without such approval, and (2) Tenant may, in its sole discretion, expend up to ten thousand dollars ($10,000) per Hotel (as adjusted upward each Fiscal Year to reflect the percentage increase in the CPI announced for November of the immediately preceding Fiscal Year over the CPI announced for December 1993, provided that if such percentage increase is a negative number in any given Fiscal Year, then there shall be no increase in such amount over the previous Fiscal Year) in each Fiscal Year for matters not contemplated in the Repairs and Equipment Estimate. At the end of each Fiscal Year, any amounts remaining in the Reserve shall be carried forward to the next Fiscal Year. Proceeds from the sale of FF&E no longer necessary to the operation of the Hotel shall be deposited in the Reserve without reduction of Tenant's obligation to make transfers thereto. Expenditures made by Tenant out of the Reserve for replacements and renewals to the Hotels' FF&E, repairs to each Hotel of the nature described in Section 8.02.A.2, and lease payments as described in Section 8.02.A.3 shall not also be treated as Deductions. Upon the Termination of the Hotel Term of a particular Hotel prior to termination of this Agreement, Tenant shall disburse to Landlord from the Reserve the amount held in the Reserve properly allocable to such Hotel after payment by Tenant of all charges properly payable out of the Reserve with respect to the particular Hotel unless Tenant will continue operating such Hotel, in which case Tenant shall transfer the amount held in the Reserve properly allocable to such Hotel to a new account for the benefit of the new owner of the Hotel. Upon termination of this Agreement and after payment by Tenant of all charges properly payable out of the Reserve, Tenant shall pay to Landlord all amounts held in the Reserve unless Tenant will continue operating some or all of the Hotels, in which case Tenant shall transfer all amounts held in the Reserve, in the event Tenant will continue operating all of the Hotels, or the amount held in the Reserve properly allocable to the Hotels Tenant will continue operating, to one or more new accounts for the benefit of the new landlord(s) of the Hotels. If for any reason Tenant is prohibited, in contradiction to the terms stated above, from transferring such Reserve funds to one or more new accounts for the benefit of the new landlord(s), then Tenant shall be entitled, in addition to the transfers into the Reserve provided in Section 8.02.B, to transfer from Gross Revenues into the new Reserve account an amount equal to Twenty Thousand, Four Hundred Dollars ($20,400) per Hotel that Tenant will continue to lease from or operate for such new landlord(s). Tenant, in its sole but reasonable discretion, and subject to the exceptions stated below, shall decide whether to purchase or lease any replacement FF&E or motor vehicles used in transporting Hotel guests. If Tenant enters into any lease of replacement FF&E or motor vehicles used in transporting Hotel guests, it shall do so on Landlord's behalf and as Landlord's agent; or, upon Tenant's recommendation and request, Landlord shall directly enter into such leases. Notwithstanding the foregoing, Tenant shall not and shall not require Landlord to enter into any lease other than (i) Telephone Leases, (ii) Computer Leases, (iii) TV System Leases, (iv) FF&E Leases, and (v) leases of vehicles used in transporting Hotel guests. With respect to FF&E Leases only, Tenant shall be required to obtain Landlord's prior written approval before entering into or requesting that Landlord enter into any FF&E Lease, if (a) the fair market value of the FF&E with respect to all FF&E Leases relating to each Hotel (including those being entered into) would exceed at any time $200,000 in respect of such Hotel, (b) the FF&E to be covered by such FF&E

Lease is FF&E that is not customarily leased in the hotel industry in the United States, or (c) such FF&E Lease is on payment terms (including amount and time of payment) materially more favorable to the lessor thereof than payment terms customary in the hotel industry in the United States for similar leases. With respect to TV System Leases only, Tenant shall be required to obtain Landlord's prior written approval before entering into or requesting the Landlord enter into any TV System Lease, if (a) the equipment to be covered by such TV System Lease is not customarily leased in the hotel industry in the United States or
(b) such TV System Lease is on payment terms (including amount and time of payment) materially more favorable to the lessor thereof than payment terms customary in the hotel industry in the United States for similar leases. In cases described in the preceding two sentences, Landlord's approval shall not be unreasonably withheld; provided, however, that the failure of Lenders to approve such leasing proposal shall justify Landlord in withholding its approval.

          D. Tenant shall annually prepare a written estimate (the "Repairs and Equipment Estimate") for FF&E Replacements necessary for the forthcoming Fiscal Year and shall submit the Repairs and Equipment Estimate to Landlord at the same time it submits the Annual Operating Projection described in Section
9.03. The Repairs and Equipment Estimate shall be prepared on a consolidated basis showing proposed expenditures as to each Hotel and the Hotels collectively. It shall also indicate the estimated time schedule for making such replacements and renewals. Landlord shall review the Repairs and Equipment Estimate submitted in good faith by Tenant. If Landlord shall fail to approve such Repairs and Equipment Estimate as to one or more or all of the Hotels within thirty (30) days of the receipt thereof, or if Tenant does not agree to any modifications made by Landlord within fifteen (15) days, Tenant shall have the option of terminating this Agreement as to those Hotels as to which agreement was not reached upon giving thirty (30) days written notice to Landlord. If Tenant does not so notify Landlord, it shall continue to occupy and operate the Hotels in question as provided under this Agreement without making the FF&E Replacements to which Landlord did not agree.

          E.    The percentage contributions for the Reserve described in
Section 8.02.B are estimates. As the Hotels age, these percentages may not be sufficient to keep the Reserve at the levels necessary to make the replacements and renewals to one or more or all of the Hotels' FF&E, or to make the repairs to the Hotel buildings of the nature described in Section 8.02.A.2, required to maintain the Hotels in first-class condition. If the Repairs and Equipment Estimate prepared in good faith by Tenant exceeds the available funds in the Reserve, Landlord shall:

                1. Agree to increase the annual percentage in Section 8.02.B to provide the additional funds required, or

                2. Provide outside financing for the additional funds required, in which event the principal and interest payments on such financing (but not the expenditure of such additional funds from the Reserve after their deposit into the Reserve) shall constitute Deductions.

          A failure or refusal by Landlord to agree to 1 or 2 above within a sixty (60) day period after Tenant's request therefor shall entitle Tenant, within thirty (30) days thereafter, to notify Landlord that it will terminate this Agreement as to those Hotels as to which agreement was not reached as of a date six (6) months after the date of Tenant's notice.

          8.03  Building Alterations, Improvements, Renewals, and Replacements
                --------------------------------------------------------------

          A. Tenant shall prepare an annual estimate of aggregate expenditures necessary for alterations (including major repairs), improvements, renewals, and replacements (which alterations, improvements, renewals, and replacements are not among those referred to in Section 8.02.A.2) to the structural, mechanical, electrical, heating, ventilating, air conditioning, plumbing, and vertical transportation elements of each of the Hotels (the "Building Estimate") and shall submit such Building Estimate to Landlord for its approval at the same time the Annual Operating Projection is submitted. The Building Estimate shall be prepared on a consolidated basis showing proposed expenditures as to each Hotel. Tenant shall not make any expenditures for such purposes until Landlord approves the Building Estimate; provided that if such alterations, improvements, renewals, or replacements to the Hotels (whether included in the Building Estimate or the need for which arises at any time during any Fiscal Year) are required by reason of any law, ordinance, regulation, or order of a competent governmental authority, or are otherwise required for the continued orderly operation of the Hotels. Tenant shall give Landlord notice thereof and shall be authorized, on Landlord's behalf and as Landlord's agent, to take appropriate remedial action without such approval if Landlord does not act. Tenant shall, on Landlord's behalf and as Landlord's agent, make such alterations, improvements, renewals, and replacements in accordance with the provisions hereof; and the cost of all such alterations, improvements, renewals, or replacements shall be borne solely by Landlord.

          B. If Landlord does not approve the Building Estimate as to one or more or all of the Hotels within thirty (30) days after it has been submitted, Tenant shall have the option, to be exercised by written notice within thirty
(30) days thereafter, of terminating this Agreement as to those Hotels as to which agreement was not reached upon giving thirty (30) days written notice to Landlord.

          8.04  Liens
                -----

          Tenant and Landlord severally shall use their best efforts to prevent any mechanics', materialmen's and similar liens from being filed against any Hotel that arise from any such alterations, improvements, renewals, or replacements in or to such Hotel. They shall cooperate fully in obtaining the release of any such liens, and the cost thereof, if the lien was not occasioned by the fault of either party, shall be paid for by Landlord. If the lien arises as a result of the fault of either party, then the party at fault shall bear the cost of obtaining the lien release.

          8.05  Ownership of Replacements
                -------------------------

          All alterations, improvements, renewals, or replacements made or acquired under Article VIII shall be Landlord's property.

                              END OF ARTICLE VIII

                                   ARTICLE IX

                         BOOKKEEPING AND BANK ACCOUNTS
                         -----------------------------

          9.01  Books and Records
                -----------------

          Books of control and account shall be kept on the accrual basis and in all material respects in accordance with the Uniform System of Accounts, with the exceptions provided in this Agreement. Landlord may at reasonable intervals upon two (2) business days' notice during Tenant's normal business hours examine such records. Within seventy-five (75) days following the close of each Fiscal Year, Tenant shall furnish Landlord a statement (the "Annual Operating Statement") in the form attached as Exhibit J hereto summarizing operations of all Hotels in the aggregate for such Fiscal Year and a certificate of Tenant's chief accounting officer or his designee certifying that such year-end statement is true and correct. Landlord shall have ninety (90) days after receipt to examine and review said statement and to notify Tenant if it wishes to have said statement audited. If Landlord raises no objections within said ninety (90) day period, then such statement shall be deemed to be conclusively accepted by Landlord as being true and correct, and Landlord shall have no right thereafter to question its accuracy. Landlord shall be required to commence any audit of which it has timely notified Tenant within ten (10) days after the date of such notice and to work diligently to and complete said audit within ninety (90) days after commencement. All reviews and audits by Landlord as provided herein shall be at Landlord's sole cost and expense.

          9.02  Hotel Accounts and Expenditures
                -------------------------------

          A. All funds derived from operation of the Hotels shall be deposited in a bank and in an account chosen by Tenant subject to the reasonable approval of Landlord. Withdrawals from said accounts shall be made by representatives of Tenant whose signatures have been authorized. Reasonable petty cash funds shall be maintained at each Hotel.

          B. All payments Tenant makes hereunder shall be made from authorized bank accounts, or petty cash funds, or from Working Capital under
Section 7.01. Tenant shall not be required to make any advance or payment to or for the account of Landlord except as otherwise provided herein, and Tenant shall not be obligated to incur any liability or obligation for Landlord's account without assurances satisfactory to Tenant in Tenant's sole discretion that Landlord will provide necessary funds for the discharge thereof. Debts and liabilities Tenant incurs as a result of its occupation and operation of the Hotels under the terms hereof (other than debts and liabilities incurred in a manner inconsistent with the terms hereof), whether asserted before or after the termination of this Agreement, will be paid by Landlord to the extent funds are not available for that purpose from the operation of the Hotels.

          9.03  Annual Operating Projection; Five-Year Forecast
                -----------------------------------------------

          A. Tenant shall submit to Landlord for its review five (5) days before the first day of each Fiscal Year an "Annual Operating Projection". Such projection shall be on a consolidated basis, shall include a projection for Chain Services, and shall be in the form of Exhibit K attached hereto. Tenant shall use its best efforts to adhere to the Annual Operating Projection. It is understood, however, that the Annual Operating Projection is an estimate only and unforeseen circumstances such as, but not limited to, those relating to costs of labor, material, services, and supplies, casualty, operation of law, economic and market conditions, and Acts of God may make adherence to the Annual Operating Projection impracticable, and therefore Tenant shall have the right to depart therefrom for such causes or other similar causes.

          B. Except as stated below, Tenant shall submit to Landlord each Fiscal Year, promptly upon but no later than thirty (30) days after its completion a "Five-Year Forecast". Tenant's obligation to submit such a Five-Year Forecast shall be in effect only for so long as Tenant is required in the normal course of its business by its own or MI's corporate requirements to prepare same. Such forecast shall be on a consolidated basis for each of the five Fiscal Years commencing with the immediately following Fiscal Year and shall be in the form of Exhibit L attached hereto. Due to the difficulty in forecasting beyond one year, any reliance by Landlord or others on such forecast shall be at their own risk and Tenant shall be under no obligation to achieve the results set forth in such forecast.

          9.04  Operating Losses; Credit
                ------------------------

          A. To the extent there is an Operating Loss for any Accounting Period, additional funds in the amount of any such deficiency shall be provided by Landlord within ten (10) days if Tenant gives written notice to Landlord of such Operating Loss. To the extent Tenant elects not to so collect or Landlord does not so forward upon request, Tenant shall be entitled to a credit in the amount of any such deficiency against both Annual Rent and Additional Rent owed by Tenant to Landlord in succeeding Accounting Periods. If Landlord fails to provide additional funds in the amount of such Operating Loss within such ten
(10) day period, Tenant shall have the option of terminating this Agreement upon not less than thirty (30) days written notice to Landlord. If this Agreement is terminated for any reason before Tenant has recovered all such deficiencies, then Tenant shall be entitled to recover the remaining deficiencies from either of the following sources: (i) by deduction from any of Landlord's funds which Tenant holds or controls, or (ii) out of any Sale Proceeds or Loan Proceeds.

          B. In no event shall either party borrow money in the name of or pledge the credit of the other.

                               END OF ARTICLE IX

                                   ARTICLE X

                            TRADEMARK AND TRADE NAME
                            ------------------------

          10.01  Courtyard by Marriott Name
                 --------------------------

          During the term of this Agreement, each Hotel shall be known as a Courtyard by Marriott, with such additional identification as may be necessary to provide local identification. If the name of the Courtyard by Marriott System is changed, the name of the Hotels shall change to conform thereto and references herein to "Courtyard" and "Courtyard by Marriott" shall be deemed references to such new name. The names "Courtyard" and "Courtyard by Marriott," when used alone or in connection with another word or words, and the Courtyard or Courtyard by Marriott trademarks, trade names, symbols, logos, and designs shall in all events remain the exclusive property of MI, and nothing contained herein shall confer on Landlord the right to use the Courtyard or Courtyard by Marriott names, trademarks, trade names, symbols, logos, or designs otherwise than in strict accordance with the terms of this Agreement. Except as provided in Section 10.02, upon Termination, any use of or right to use the Courtyard or Courtyard by Marriott names, trademarks, trade names, symbols, logos, or designs by Landlord shall cease forthwith and Landlord shall promptly remove from each Hotel at Landlord's cost any signs or similar items that contain the Courtyard or Courtyard by Marriott names, trademarks, trade names, symbols, logos, or designs; provided, however, that Landlord shall not be required to change its legal name ("Courtyard by Marriott Limited Partnership") to remove "Courtyard by Marriott" from its name.

          10.02  Purchase of Inventories and Fixed Asset Supplies
                 ------------------------------------------------

          A. Upon Termination, either of this entire Agreement or with respect to a given Hotel, Tenant shall have the option, to be exercised within thirty (30) days after Termination, to purchase, at their then book value, any items of such Hotel's Inventories and Fixed Asset Supplies as may be marked with the Courtyard or Courtyard by Marriott names or any Courtyard or Courtyard by Marriott trademark, trade name, symbol, logo or design. If Tenant does not exercise such option, Landlord will use any items not so purchased exclusively in connection with the Hotel in which they are located until they are consumed.

          10.03  Breach of Covenant
                 ------------------

          Tenant and/or its Affiliates shall have the right, in case of any breach of the covenants of this Article X by Landlord or others claiming through it, to injunctive relief and to any other right or remedy available at law or in equity. This Article X shall survive Termination.

          10.04  Computer Software and Equipment
                 -------------------------------

          A. Any computer software (including upgrades and replacements) at any of the Hotels that is owned by Tenant, MI, any Affiliate of MI, or the licensor of any of them, is proprietary to Tenant, MI, such MI Affiliate, or the licensor of any of them, whichever is applicable, and shall in all events remain the exclusive property of Tenant, MI, such MI Affiliate, or the licensor of any of them, as the case may be, and nothing contained in this Agreement shall confer on Landlord the right to use any such software.

          B. Upon Termination as to any particular Hotel and upon termination of this Agreement, Tenant shall have the right to remove from the Hotel or Hotels, as applicable, without compensation to Landlord, (1) any computer software (including upgrades and replacements), including without limitation, the PMS and MARSHA software, owned by Tenant, MI, any Affiliate of MI, or the licensor of any of them, and (2) any computer equipment utilized as part of a centralized reservation system or owned by a party other than Landlord, except any computer equipment leased to Landlord pursuant to a financing lease as provided for in
Article VIII.

          C. Tenant shall, upon Termination as to any particular Hotel Term and upon termination of this Agreement, provide Landlord with a copy of the data stored in the software described in Section 10.04.A.

                               END OF ARTICLE X

                                   ARTICLE XI

                                     HOTELS
                                     ------

          11.01  Payment of Ground Rent and Other Charges
                 ----------------------------------------

          Landlord covenants to properly pay and discharge (i) any ground rent due under any ground leases applicable to any of the Hotels, and (ii) any payments and charges in the ordinary course of the business of the Hotels necessary to ensure continued operation of the Hotels by Tenant; provided, however, that Landlord irrevocably directs Tenant to pay and discharge all payments and charges set forth in subsections (i) and (ii) above and Tenant agrees to make such payments to the extent of the availability of Gross Revenues after payment of or accrual for all other Deductions, in the case of Third Party Ground Leases and payments due and charges incurred under subsection (ii) above, and to the extent of the availability of Operating Profit and according to the order of disbursement of Operating Profit pursuant to Section 5.03, in the case of MI Ground Leases.

          11.02  Use, Operation of Hotels and Quiet Enjoyment
                 --------------------------------------------

          A. Tenant shall operate the Hotels as hotels and for no other use and under standards comparable to those prevailing for other Courtyard by Marriott hotels operated by Tenant or its Affiliates and for all activities in connection therewith that are customary and usual to such an operation; provided, however, that Tenant shall not be held to such standard if Landlord fails (i) to approve the Repairs and Equipment Estimate or provide funds necessary to pay for the repairs, replacements, and renewals covered therein in the event funds in the Reserve are inadequate, or (ii) to approve the Building Estimate or provide funds necessary to pay for the alterations, improvements, renewals and replacements covered therein, in either case if Landlord's failure to so approve or provide funds prevents Tenant from maintaining such standard. Tenant shall, except as otherwise provided in this Agreement, be responsible for the proper and efficient operation of the Hotels.

          B. Tenant shall have the option to terminate the Agreement with respect to a given Hotel at any time upon sixty (60) days' written notice to Landlord in the event of a withdrawal or revocation, by any lawful governing body having jurisdiction thereof, of any license or permit required for Tenant's performance hereunder as to such Hotel where such withdrawal or revocation is due to circumstances beyond Tenant's control.

          C. Except as otherwise provided herein, Tenant shall, during the Term, operate each of the Hotels continuously except to the extent and for such time as Tenant is unable to operate any of the Hotels according to the standards set forth herein as a result of (1) damage or destruction caused by fire, casualty, or other cause, (2) condemnation, (3) any of the occurrences described in Section 15.03, or (4) all or any portion of any Hotel being closed for alterations, improvements, renewals, rebuilding, or repairs.

          D. Tenant shall, upon the request of Landlord or Landlord's mortgagees, or the agent of either of them, make a qualified representative from Tenant's corporate staff available at reasonable times and intervals to answer questions regarding the operation of the Hotels.

          E. Tenant shall use reasonable efforts to comply with and abide by all applicable laws and regulations, including, without limitation, environmental laws and regulations, pertaining to its operation of the Hotels, provided that (i) all costs and expenses of such compliance shall be paid from Gross Revenues as Deductions or from the Reserve, whichever is applicable under the provisions of this Agreement, and (ii) Tenant shall have the right, but not the obligation, subject to Landlord's prior written approval which approval shall not be unreasonably withheld, to contest or oppose, by appropriate proceedings, any such laws and regulations; the reasonable expenses of such contest shall be paid from Gross Revenues as Deductions.

          F. Possession of the Hotels shall be delivered to Tenant on the Effective Date, and Tenant shall quietly hold, occupy, and enjoy the Hotels throughout the term of this Agreement without any hindrance, ejection, or molestation by Landlord or anyone claiming under or through Landlord, subject, nevertheless, to the terms and conditions of this Agreement.

          11.03  Chain Services
                 --------------

          A. Tenant shall, beginning with the Effective Date and thereafter during the Term of this Agreement, cause Chain Services to be furnished to the Hotels.

          B. Costs and expenses incurred in the providing of Chain Services shall be allocated on a fair and equitable basis among all Courtyard by Marriott hotels owned, leased, operated or managed by Tenant or its Affiliates in the United States which benefit from these services. Such allocation shall be made without regard to any "caps" or other limitations on the amount which Tenant or its Affiliates may charge to a given hotel, pursuant to agreements which Tenant (or its Affiliates) may have with the owner of such hotel. Any excess of that portion of such costs and expenses which is fairly allocated to a given hotel over the "cap" which may be in effect with regard to that hotel shall be paid by Tenant from its own funds and shall not be a Deduction. Tenant shall make no profit from amounts paid for Chain Services. In no event will the total charge for all of the Chain Services which are described in the definition of Chain Services in Section 1.01 (exclusive of reservation system services), for any given Fiscal Year, exceed five percent (5%) of Gross Revenues for such Fiscal Year. The parties hereby stipulate that the limitation set forth in the preceding sentence is intended to apply only to the services which are currently listed (as of the Effective Date) in the definition of Chain Services in Section 1.01; accordingly, if there are types of expenditures which were originally treated as Deductions (other than pursuant to Paragraph 7 of the definition of "Deductions" in Section 1.01), but which are later determined to be more properly treated as Chain Services, such expenditures shall be treated as Deductions pursuant to said Paragraph 7 of the definition of "Deductions" without regard to the aforesaid limitation. If services currently provided as Chain Services are subsequently determined to be appropriately charged as Deductions, the cost of the services will continue to be considered as a Chain Service cost in determining the total charge allowed under the "cap" of five percent (5%) of Gross Revenues.

          11.04  Landlord's Right to Inspect
                 ---------------------------

          Landlord, Landlord's mortgagees, and the agents of both of them shall have access to any Hotel at any and all reasonable times for the purpose of protecting the same against fire or other casualty, prevention of damage to such Hotel, inspection, making repairs, or showing such Hotel to prospective purchasers, tenants, or mortgagees.

                               END OF ARTICLE XI

                                  ARTICLE XII

                                   INSURANCE
                                   ---------

          12.01  Property Insurance
                 ------------------

          A. Tenant shall, commencing with the Effective Date and thereafter throughout the term of this Agreement, procure and maintain, with insurance companies of recognized responsibility approved by Landlord in its reasonable discretion, a minimum of the following insurance:

                 1. Insurance on each Hotel (including contents) against loss or damage by fire, lightning and all other risks covered by the usual standard extended coverage endorsements, with such deductible limits as are generally established by Tenant and its Affiliates at the other hotels it operates under the Courtyard by Marriott name in the United States, all in an amount not less than the full replacement cost thereof exclusive of excavation, footings and foundation costs;

                 2. Insurance against loss or damage from explosion of boilers, pressure vessels, pressure pipes and sprinklers, to the extent applicable, installed in each Hotel;

                 3. Business interruption insurance covering loss of profits and necessary continuing expenses for interruptions caused by any occurrence covered by the insurance referred to in Section 12.01.A.1 and 2, of a type and in amounts and with such deductible limits as are generally established by Tenant and its Affiliates at the other hotels it operates under the Courtyard by Marriott name in the United States.

          B. All policies of insurance required under Section 12.01.A. 1 and 2 shall be carried with the Landlord, the holder of the first-lien permanent mortgage on the Hotels, and the landlords under the Third Party Ground Leases and the MI Ground Leases (where applicable) as additional insureds and loss payees, as the case may be, except that, so long as the Combined Loan Documents are in effect, such policies shall show Citibank, N.A., as agent (or, if applicable, the successor agent) for the Lenders, in place of the Lenders themselves as mortgagee; and any losses thereunder shall be payable to the parties as their respective interests may appear.

          12.02  Operational Insurance
                 ---------------------

          Tenant shall, commencing with the Effective Date and thereafter throughout the Term, procure and maintain, using funds deducted from Gross Revenues, with insurance companies approved by Landlord, the following insurance:

          A. Workers' compensation and employer's liability insurance as may be required under applicable laws covering all of Tenant's employees at each Hotel, with such deductible limits or self-insured retentions as are generally established by Tenant or its Affiliates at the other hotels it operates under the Courtyard by Marriott name in the United States;

          B. Fidelity bonds, with reasonable limits and deductibles to be determined by Tenant, covering its employees in job classifications normally bonded in the other hotels it operates under the Courtyard by Marriott name in the United States or as otherwise required by law, and comprehensive crime insurance to the extent Tenant and Landlord mutually agree it is necessary for each Hotel;

          C. Commercial general liability insurance against claims for personal injury, death or property damage occurring on, in, or about each Hotel, and automobile insurance on vehicles operated in conjunction with each Hotel, with a combined single limit of not less than

Twenty-five Million Dollars ($25,000,000) for each occurrence for personal injury, death and property damage, with such deductible limits or self-insured retentions as are generally established by Tenant or its Affiliates at the other hotels it operates under the Courtyard by Marriott name in the United States; and

          D. Such other insurance in amounts as Landlord and Tenant in their reasonable judgment deems advisable for protection against claims, liabilities and losses arising out of or connected with the operation of the Hotels.

          12.03  Coverage
                 --------

          All insurance described in Sections 12.01 and 12.02 may be obtained by Tenant by endorsement or equivalent means under its blanket insurance policies, provided that such blanket policies substantially fulfill the requirements specified herein. Deductible limits and retentions shall be as provided in the blanket policies covering the hotels operated by Tenant and its Affiliates under the Courtyard by Marriott name in the United States. In addition, in the case of insurance described in Sections 12.01 and 12.02, Tenant may insure through its Affiliates, or its Affiliates may otherwise retain such risks, if, where legally required to do so, such Affiliates are legally qualified to do so.

          12.04  Cost and Expense
                 ----------------

          Insurance premiums and any costs or expenses with respect to the insurance described in Sections 12.01 and 12.02, including insurance reinsured by an Affiliate of Tenant, shall be Deductions in determining Operating Profit. Premiums on policies for more than one year shall be charged prorata over the period of the policies. The expenses incurred in maintaining Tenant's self-insurance program shall be charged on an equitable basis to the hotels participating in such programs. Any reserves, losses, costs, damages or expenses which are uninsured (as long as Tenant maintains proper insurance and does not abrogate policies), or fall within deductible limits or self-insured retentions as are generally established by Tenant or its Affiliates, shall be treated as a cost of insurance and shall be Deductions in determining Operating Profit. Upon termination, either of this entire Agreement or with respect to a given Hotel, an escrow fund in an amount reasonably acceptable to Tenant shall be established from Gross Revenues (or, if Gross Revenues are not sufficient, with funds provided by Landlord) to cover the amount of any deductible limits or self-insured retentions and all other costs which will eventually have to be paid by either Landlord or Tenant with respect to pending or contingent claims, including those which arise after Termination for causes arising during the term of the Agreement; provided, however, that such escrow shall not include any amounts expected to be covered by insurance proceeds (exclusive of deductibles and self-insured retentions).

          12.05  Policies and Endorsements
                 -------------------------

          A. Where permitted, all insurance provided under Section 12.02 shall name Landlord, Tenant, Lenders, and the landlords under the Third Party Ground Leases and the MI Ground Leases (where applicable) as additional insureds as their interests may appear. Tenant shall deliver to Landlord certificates of insurance with respect to all policies procured, including existing, additional and renewal policies and, in the case of insurance about to expire, shall deliver certificates of insurance with respect to the renewal policies not less than ten (10) days prior to the respective dates of expiration.

          B. All policies of insurance provided for under Article XII shall, to the extent obtainable, have attached thereto an endorsement that such policy shall not be canceled or materially changed without at least thirty (30) days' prior written notice to Landlord, Lenders, Tenant, and landlords under the Third Party Ground Leases and the MI Ground Leases (where applicable).

                               END OF ARTICLE XII

                                  ARTICLE XIII

                                     TAXES
                                     -----

          13.01  Real Estate, Personal Property and Other Taxes
                 ----------------------------------------------

          A. The cost of all real estate and personal property taxes (including tax, if any, on the lease of personal property payable by or assessed against Landlord or Tenant), levies, assessments and similar charges on or relating to each Hotel (the "Impositions") during the term of this Agreement, including any such amounts required to be paid under ground leases, shall be borne solely by Landlord. The term "Impositions" shall include any fines, penalties, or interest with respect to tax, if any, on the lease of personal property payable by or assessed against Landlord or Tenant. Except as provided below, Tenant shall, on Landlord's behalf and to the extent of the availability of Gross Revenues after payment or accrual for all other Deductions, pay all Impositions from Gross Revenues, before any fine, penalty, or interest is added thereto or lien placed on any Hotel or this Agreement, unless payment thereof is in good faith being contested and enforcement thereof is stayed. Notwithstanding the foregoing, (i) Landlord shall make any necessary filings with respect to any taxes that might be payable by or assessed against Landlord or Tenant pertaining to the lease of personal property and, at Landlord's request, Tenant shall pay any such taxes and any fines, penalties and interest added thereto to the extent of the availability of Gross Revenues after payment of or accrual for all other Deductions, and (ii) Tenant shall not be liable for any fines, penalties, or interest that is added to taxes, if any, payable by or assessed against Landlord or Tenant related to Tenant's lease of personal property from Landlord under this Agreement. Except as provided in Section 5.01, any such payments and accruals for such payments shall be a Deduction in determining Operating Profit. Landlord shall, within five (5) days of receipt, furnish Tenant with copies of any official tax bills and assessments that it may receive for any of the Hotels. Either Tenant or Landlord may initiate proceedings to contest any Imposition. All reasonable costs of any such contest shall be paid from Gross Revenues and treated as a Deduction and the non-initiating party shall reasonably cooperate with the initiating party.

          B. Upon any termination, either of this entire Agreement or with respect to a given Hotel, an escrow fund in an amount reasonably acceptable to Tenant shall be established from Gross Revenues (or, if Gross Revenues are not sufficient, with funds provided by Landlord) to cover all taxes (including any fines, penalties, or interest that may be added thereto), if any, that might, in Tenant's reasonable judgment, be payable or assessed against Landlord or Tenant related to Tenant's lease of personal property from Landlord under this Agreement.

                              END OF ARTICLE XIII

                                  ARTICLE XIV

                                HOTEL EMPLOYEES
                                ---------------

          14.01  Employees
                 ---------

          A. All personnel employed at each Hotel shall at all times be the employees of or otherwise provided by the Tenant. Tenant shall have absolute discretion to hire, fire, promote, supervise, direct, and train all employees at each Hotel, to fix their compensation and, generally, establish and maintain all policies relating to employment.

          B. Tenant shall be permitted to provide free accommodations and amenities to its employees and representatives living at or visiting each Hotel in connection with its operation of the Hotels. No person shall otherwise be given gratuitous accommodations or services without prior joint approval of Landlord and Tenant except in accordance with usual practices of the hotel and travel industry.

          C. At termination, either of this entire Agreement or with respect to a given Hotel, other than by reason of a default of Tenant hereunder, an escrow fund shall be established from Gross Revenues (or, if Gross Revenues are not sufficient, with funds provided by Landlord) to reimburse Tenant for all costs and expenses incurred by Tenant in terminating its employees at the affected Hotels, such as severance pay, unemployment compensation, and other employee liability costs arising out of the termination of employment by Tenant of Tenant's employees at such Hotel or of all the Hotels, as the case may be.

                               END OF ARTICLE XIV

                                   ARTICLE XV

                  DAMAGE, CONDEMNATION, AND AIR FORCE MAJEURE
                  -------------------------------------------

          15.01  Damage and Repair
                 -----------------

          A. If, during the term hereof, any of the Hotels are damaged or destroyed by fire, casualty, or other cause, Landlord shall, at its cost and expense and with all reasonable diligence, repair or replace the damaged or destroyed portion of such Hotel to the same condition as existed previously. To the extent available, proceeds from the insurance described in Section 12.01 shall be applied to such repairs or replacements. If a Hotel is so damaged or destroyed that Landlord reasonably determines that it cannot be repaired or replaced within one (1) year of the fire, casualty, or other cause, Landlord shall have the option on sixty (60) days' written notice to terminate this Agreement as to such Hotel and Tenant shall be entitled to the Termination Fee provided by Section 4.02, which shall be paid in accordance with the provisions of Section 5.06.

          B. If damage or destruction to any Hotel from any cause materially and adversely affects the operation of such Hotel and Landlord fails to promptly commence and complete the repairing, rebuilding, or replacement of the same (other than with respect to a Hotel as to which a termination is effected under Section 15.01.A above) so that such Hotel shall be substantially the same as it was before such damage or destruction, Tenant may elect to terminate this Agreement as to such Hotel on sixty (60) days' written notice, whereupon Tenant shall be entitled to the Termination Fee provided by Section 4.02, which shall be paid in accordance with the provisions of Section 5.06, it being agreed that Tenant shall not have the right to terminate after Landlord has commenced such repairs, rebuilding, or replacements unless Landlord thereafter fails to diligently and continuously pursue completion of such repairs, rebuilding, or replacements.

          15.02  Condemnation
                 ------------

          A. If all or substantially all of any Hotel shall be taken in any eminent domain, condemnation, compulsory acquisition, or similar proceeding by any competent authority for any public or quasi-public use or purpose, or if a portion of such Hotel shall be so taken, but the result is that Landlord deems it unreasonable to continue to operate such Hotel, this Agreement shall terminate and Tenant shall be entitled to the Termination Fee provided by
Section 4.02, which shall be paid in accordance with the provisions of Section
5.06. In order to provide funds with which to pay the Termination Fee, Landlord shall initiate such proceedings against the condemning authorities to recover any damages to which it may be entitled. Tenant shall have no independent right to bring any action claiming damages or an award as a result of a condemnation.

          B. If a portion of any Hotel shall be taken as a result of one of the events described in Section 15.02.A, or an entire Hotel is affected on a temporary basis, and as a result it is not unreasonable to continue to operate such Hotel, this Agreement shall not terminate. Nevertheless, so much of any award for any such partial taking or condemnation as shall be necessary to render such Hotel equivalent to its condition before such event shall be used for such purpose; Landlord shall retain the balance of such award, if any.

          15.03  Force Majeure
                 -------------

          If acts of God, acts of war, civil disturbance, or governmental action, including the revocation of any license or permit necessary for the operation contemplated under this Agreement where such revocation is not due to Tenant's fault, or any other causes beyond the control of Tenant, shall, in Tenant's reasonable opinion have a significant adverse effect upon operations of any Hotel, then Tenant shall have the right to terminate this Agreement as to such Hotel on sixty (60) days' written notice to Landlord; provided, however, that this Section 15.03 shall not apply to any Hotel that suffers damage or destruction to which Section 15.01 is applicable.

                               END OF ARTICLE XV

                                  ARTICLE XVI

                                    DEFAULTS
                                    --------

          16.01  Defaults
                 --------

          The following shall constitute "events of default" to the extent permitted by applicable law:

          A. The failure of either party to make any payment required to be made in accordance with the terms hereof within ten (10) days after written notice that such payment has not been made;

          B. The failure of either party to perform, keep, or fulfill any of the other covenants, undertakings, obligations, or conditions set forth in this Agreement, and the failure to cure such default within thirty (30) days after notice of said failure or, if such default is not susceptible of being cured within thirty (30) days, the failure to commence said cure within thirty (30) days and thereafter to complete said cure within the shortest commercially reasonable time;

          C. If by order of a court of competent jurisdiction a receiver or liquidator of the property of either party shall be appointed and shall not be dismissed within sixty (60) days after such appointment;

          D. If either party shall be liquidated or dissolved, if either party shall file a voluntary bankruptcy seeking liquidation or dissolution, or if a petition or an answer proposing the liquidation or dissolution of either party under the Federal Bankruptcy Code or any similar law, federal or state, shall be filed in, and approved by, any court; or

          E. If any of the creditors of either party shall file a petition to liquidate or dissolve such party under the Federal Bankruptcy Code or any similar law, federal or state, and if such petition shall not be discharged or denied within sixty (60) days after the date on which such petition was filed.

          16.02  Remedies
                 --------

          A. It is the intention of the parties that this Agreement shall be non-terminable upon the occurrence of an event of default unless it can be shown that any other remedy afforded by law or equity is inadequate. Accordingly, if either party alleges that the other party has committed a default hereunder, the party alleging such default shall first serve a notice and demand upon the other party outlining the facts of the alleged default and requesting its cure. Such other party shall have ten (10) days within which to reply and may either admit the default or dispute the same in whole or in part.

          B. If the party alleged to be in default admits or is deemed to have admitted the default it shall:

                 1. In the case of a non-monetary default, cure the default within thirty (30) days, or, if such default is not susceptible of being cured within thirty (30) days, proceed immediately to cure the default in the shortest commercially reasonable time.

                 2. In the case of a monetary default, pay the amount demanded within ten (10) days.

          C. Except for an event of default occurring under Section 16.01.C, D or E, if the party alleged to be in default disputes the claim of default within said ten (10) days and if the parties are unable to reconcile such dispute within the following thirty (30) days, or if the party alleged to be in default acknowledges the default but fails to cure same within the applicable time period, then the manner shall be settled by arbitration in accordance with
Article XX. The matters to be decided by arbitration are (i) whether the alleged default occurred (if the parry alleged to be in default has timely disputed the claim of default) and (ii) the appropriate remedy or remedies to which the non-defaulting party is entitled, including termination if the arbitrators determine that no other remedy afforded by law or equity is adequate and, in the case of a termination decision against Tenant, such remedy shall include, at the non-defaulting party's request, the arbitrators' order to Tenant to vacate the Hotels within seventy-five (75) days after the date of such decision.

          D. If the party alleged to be in default neither acknowledges nor disputes the claim of default, such party shall be deemed to have admitted the default.

          E. Upon a final, binding, and nonappealable determination in favor of the non-defaulting party, including a determination that the non-defaulting party's remedy, whether exclusive or nonexclusive, is termination of this Agreement after consideration of the provisions of Section 16.02.A, the non-defaulting party shall have up to ninety (90) days after the date such determination becomes final, binding, and nonappealable to deliver notice of termination to the defaulting party; and this Agreement shall terminate on the date set forth in such notice, which date shall be not less than seventy-five
(75) days nor more than one hundred fifty (150) days after the date of such notice. If the non-defaulting party fails to exercise such termination remedy within the time period set forth above, then such remedy shall be null and void as to the applicable default. Notwithstanding the foregoing, if the arbitrators, at the non-defaulting party's request, order the Tenant (in accordance with C above) to vacate the Hotels within seventy-five (75) days after the date of the arbitrators decision, Tenant shall so vacate without the need for any further notice from Landlord.

                               END OF ARTICLE XVI

                                  ARTICLE XVII

                         WAIVER AND PARTIAL INVALIDITY
                         -----------------------------

          17.01  Waiver
                 ------

          Failure of either party to insist on strict performance of any of the terms or provisions of this Agreement, or to exercise any option, right, or remedy herein contained, shall not be construed as a waiver or relinquishment for the future of such term, provision, option, right, or remedy, but the same shall continue and remain in full force and effect. No waiver by either party of any term or provision hereof shall be deemed to have been made unless expressed in writing and signed by such party.

          17.02  Partial Invalidity
                 ------------------

          If any portion of the Agreement shall be declared invalid by order, decree, or judgment of a court, this Agreement shall be construed as if such portion had not been inserted herein except when such construction would operate as an undue hardship on Tenant or Landlord or constitute a substantial deviation from the general intent and purpose of said parties as reflected in this Agreement.

                              END OF ARTICLE XVII

                                 ARTICLE XVIII

                                   ASSIGNMENT
                                   ----------

          18.01  Assignment
                 ----------

          A. Neither party shall assign or transfer or permit the assignment or transfer of this Agreement without the prior written consent of the other, provided, however that Tenant shall have the right without such consent, to (1) assign its interest in the Agreement to any of its Affiliates (other than any Affiliate which may be a partner of Landlord), and any such assignee shall be deemed to be the Tenant for the purposes of the Agreement, and (2) sublease shops or grant concessions at the Hotels on commercially reasonable terms so long as the terms of any such subleases or concessions do not exceed the term of the Agreement. Nothing contained herein shall prevent an assignment of the Agreement in connection with an approved sale of the Hotels pursuant to Section 19.02.B.

          B. If either party consents to an assignment of the Agreement by the other, no further assignment shall be made without the express consent in writing of such party, unless such assignment may otherwise be made without such consent pursuant to the terms of the Agreement. An assignment by either Landlord or Tenant of its interest in the Agreement shall not relieve Landlord or Tenant, as the case may be, from their respective obligations under the Agreement, and shall inure to the benefit of, and be binding upon, their respective successors, heirs, legal representatives, or assigns.

          18.02  Collateral Assignment
                 ---------------------

          Landlord and Tenant may each from time to time collaterally assign and mortgage its interest under this Agreement to secure indebtedness under the Combined Loan Documents, or under any extensions, modifications, replacements, or Refinancings. In connection with any such collateral assignment, Tenant and Landlord shall each, on request of any lenders, enter into such supplemental agreements as may obligate Tenant or Landlord to (i) provide the lenders with notice of any default by Landlord or Tenant hereunder and thereafter permit the lenders to effect a cure thereof within a reasonable period, (ii) supply the lenders with copies of any notices or other communications contemplated by this Agreement, (iii) subordinate Tenant's interest in this Agreement to the rights of the lenders upon foreclosure of any mortgage, deed of trust, security agreement, or like instrument against the Hotels or by a deed or assignment in lieu of foreclosure so long as such lenders enter into the written nondisturbance agreement described in Section 3.02, (iv) attorn to and recognize the lenders or their assignees as being Landlord, according to the terms set forth in Section 3.02.B, or Tenant, as the case may be, hereunder upon conveyance of title to the Hotels or of the Tenant's interest in this Agreement to the Lenders or assignees, whether such conveyance is upon foreclosure of a mortgage, deed of trust, security agreement, or like instrument or by a deed or assignment in lieu of foreclosure, and (v) containing such other provisions as are customary for the protection of Landlord, Tenant, and the lenders.

                              END OF ARTICLE XVIII

                                  ARTICLE XIX

                                 SALE OF HOTELS
                                 --------------

          19.01  Right of Sale by Landlord
                 -------------------------

          Landlord reserves the right at all times and from time to time to sell any one or more or all of the Hotels subject, however, in each such case, to rights of Tenant provided by Section 19.02. Upon any such proposed sale, Landlord shall send a notice thereof to the Tenant at least thirty (30) days before the date on which such sale is proposed to close. Such notice shall set forth (i) the name, address, and business of the proposed purchaser, (ii) the proposed sales price or method by which such price is to be determined, and
(iii) whether or not it is proposed that the provisions of this Agreement remain in effect.

          19.02  Rights of Tenant on Sale of Hotels
                 ----------------------------------

          A. Except as provided in Sections 19.02.B and 19.02.C, this Agreement will terminate as to a particular Hotel upon the conveyance of title of such Hotel and the simultaneous payment to the Tenant of its Termination Fee as provided in Section 4.02.

          B. If Landlord sells a Hotel, such sale will be, at Landlord's election, either:

                 1. Free and clear of this Agreement, in which event this Agreement shall terminate as to such Hotel and Tenant shall be entitled to payment of its Termination Fee as provided in Section 4.02 simultaneously with conveyance of title to such Hotel; provided, however, that Landlord may not before December 31, 2001 sell more than fifteen (15) Hotels free and clear of this Agreement; or

                 2. Subject to the continuation in effect of occupancy by Tenant under a Severance Lease or, at Tenant's option, management by Tenant pursuant to a management agreement having no less favorable terms to Tenant than this Agreement or that is otherwise reasonably satisfactory to Tenant, in which event Tenant may either (i) consent to the continuation in effect of such lease or management arrangement, or (ii) if, in its sole discretion, Tenant reasonably believes and so notifies the Landlord within thirty (30) days after notice of the proposed closing of sale, that any one or more of the following is true: (1) the proposed purchaser is a competitor of Tenant or any Affiliate of Tenant, (2) the business character and reputation of the proposed purchaser has not been firmly established, or (3) the financial condition and prospects of the proposed purchaser may not be adequate to the discharge of the obligations of Landlord under this Agreement (or replacement agreement), cause the termination of this Agreement as to such Hotel and require the payment of a Termination Fee as provided in Section 4.02 simultaneously with the conveyance of title to the Hotels.

          C.     Notwithstanding the provisions of Section 4.02 hereof and this
Section 19.02, no Termination Fee shall be due or payable if a Hotel or Hotels are sold, condemned, or destroyed and Tenant or an Affiliate thereof continues to lease or manage such Hotel or Hotels, whether or not pursuant to this Agreement.

          D. In the event this Agreement is terminated in its entirety upon a sale of all of the Hotels, Landlord shall repay to Tenant simultaneously with the conveyance of title to such Hotels, any and all indebtedness, if any, owing by Landlord to Tenant excepting, however, any unrefunded Additional Rent.

          E. In the event this Agreement is terminated in part only with respect to the sale of one or more Hotels, Landlord shall repay to Tenant simultaneously with the conveyance of title to such Hotels, that fraction of any indebtedness (other than any unrefunded Additional Rent, which shall continue to be owing in accordance with the terms of this Agreement), if any, owing to Tenant of which the numerator is the Gross Revenues attributable to the Hotel or Hotels being sold for the most recently concluded Fiscal Year, and the denominator of which is the Gross Revenues attributable to all the Hotels for such Fiscal Year.

          19.03  Meaning of "Sale" and "Sell"
                 ----------------------------

          As used in this Article XIX, "sale" or "sell" shall not refer to the condemnation or destruction of any Hotel.

                               END OF ARTICLE XIX

                                   ARTICLE XX

                                  ARBITRATION
                                  -----------

          20.01  Arbitration
                 -----------

          A. Disputes and remedies specifically mentioned herein as a matter to be decided by arbitration shall be resolved in accordance with the commercial rules of the American Arbitration Association (or its successor) in Washington, D.C. then in effect and pursuant to the Federal Arbitration Act. The decision of the arbitrators shall be final and binding on the parties. The arbitrators shall have no right to amend or modify this Agreement.

          B. Additional procedures to be complied with in connection with any arbitration are as follows:

                 1. Landlord and Tenant shall each appoint a fit and impartial person as arbitrator who shall have had at least ten (10) years' experience in a calling connected with the subject matter of the dispute (a "Qualified Arbitrator"). Such appointment shall be signed in writing by each party to the other. If either Landlord or Tenant shall fail to appoint a Qualified Arbitrator within ten (10) days after written notice from the other party to make such appointment, then the party having made such appointment shall apply to the American Arbitration Association (or its successor) in Washington, D.C. for the appointment of a second Qualified Arbitrator and the two so appointed shall appoint a third Qualified Arbitrator. If such two Qualified Arbitrators fail to agree on a third Qualified Arbitrator within ten (10) days after appointment of the second Qualified Arbitrator, then the American Arbitration Association in Washington, D.C. (or its successor) shall appoint such third Qualified Arbitrator.

                 2. The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing, shall contain a reasonably detailed explanation of the basis for the decision, and shall be in duplicate, one counterpart thereof to be delivered to each of Landlord and Tenant. A judgment of a court of competent jurisdiction may be entered on the award of the arbitrators.

                 3. If a dispute shall be submitted to arbitration, notice of appointment of the arbitrators shall be given by Landlord to any first mortgagee. Such first mortgagee shall then have the right to participate in the arbitration proceedings, provided that such participation shall be in association with Landlord and shall not (i) entitle such first mortgagee to participate in the appointment of Tenant's arbitrator, (ii) allow it to appoint an additional arbitrator, or (iii) enlarge Landlord's or Tenant's rights in such arbitration proceedings.

                 4. If under the provision of this Agreement a matter shall be submitted to arbitration and Landlord shall fail timely to appoint an arbitrator, the first mortgagee, if any, shall be entitled to appoint an arbitrator to represent Landlord's interests.

                               END OF ARTICLE XX

                                  ARTICLE XXI

                                 MISCELLANEOUS
                                 -------------

          21.01  Right to Make Agreement
                 -----------------------

          Each party warrants, with respect to itself, that neither the execution of this Agreement, nor the finalization of the transactions contemplated hereunder, shall violate any provision of law or any judgment, writ, injunction, order, or decree of any court or governmental authority having jurisdiction over it; result in or constitute a breach or default under any indenture, contract, other commitment, or restriction to which it is a party or by which it is bound; or require any consent, vote, or approval that has not been given or taken, or at the time of the transaction involved shall not have been given or taken. Each party covenants that it has and will continue to have throughout the term of this Agreement and any extensions thereof, the full right to enter into this Agreement and perform its obligations thereunder.

          21.02  Consents
                 --------

          Wherever in this Agreement the consent or approval of Landlord or Tenant is required, such consent, agreement or approval shall not be unreasonably withheld, conditioned or delayed, shall be in writing and shall be executed by a duly authorized officer or agent of the party granting such consent, agreement or approval. If either Landlord or Tenant fails to respond within thirty (30) days to a written request by the other party for a consent, agreement or approval, such consent, agreement or approval shall be deemed to have been given.

          21.03  Agency
                 ------

          In the event that Tenant is deemed to act as Landlord's agent under the terms of this Agreement, such agency is coupled with an interest and may not be terminated by Landlord until the expiration of the term of this Agreement, except as provided in Articles IV, XV, XVI, or XIX.

          21.04  Confidentiality
                 ---------------

          The parties agree that matters set forth in and information, budgets, and reports generated as a result of this Agreement are strictly confidential and each party will make every effort to ensure that the information is not disclosed to any outside person or entities (including the press) without the written consent of the other party except as may be reasonably necessary (i) to obtain licenses, permits and other public approvals necessary for the refurbishment or operation of the Hotels, (ii) in connection with Landlord's financing of the Hotels or any sale of any Hotel, (iii) in connection with a sale of a controlling interest in Landlord, Tenant, or MI, (iv) in connection with an audit or other investigation conducted pursuant to this Agreement or the Landlord's or Tenant's interest in any of the Hotels, or (v) in connection with a foreclosure sale on Landlord's interest in the Hotels, or (vi) as required by law; provided, however, that all parties to whom the matters set forth in this Agreement and information, budgets, and reports generated as a result of this Agreement are to be disclosed, except under the circumstances described in (i),
(v) and (vi) above, shall have, prior to such disclosure, signed a confidentiality agreement with respect to such matters for the benefit of Landlord and Tenant.

          21.05  Applicable Law
                 --------------

          The Agreement shall be construed under and shall be governed by the laws of the State of Maryland except that matters specifically mentioned herein as matters to be decided by arbitration shall be arbitrated in accordance with
Article XX.

          21.06  Other Operations
                 ----------------

          Nothing herein shall be construed to prohibit, limit or restrict Tenant or any of its Affiliates from developing, owning, operating, managing, leasing, or franchising, either directly or indirectly, any Marriott hotel, Marriott Suites, Marriott Inn, Courtyard by Marriott, Fairfield Inn, Residence Inn, or any other lodging or related facility of any kind or nature in the market area where any of the Hotels are located.

          21.07  Headings
                 --------

          Headings of articles and sections are inserted only for convenience and are not to be construed as a limitation on the scope of the particular articles or sections to which they refer.

          21.08  Notices
                 -------

          Notices, statements, and other communications to be given under the terms of this Agreement shall be in writing and delivered by hand against receipt or sent by certified mail, registered mail, return receipt requested or by Express Mail service, or overnight courier postage prepaid:

          To Landlord:
          -----------

          Courtyard by Marriott Limited Partnership
          c/o Host Marriott Corporation
          10400 Fernwood Road
          Bethesda, Maryland 20817
          Attention: Law Department 72.923/Host Marriott
                     Deputy General Counsel

          To Tenant:
          ---------

          Courtyard Management Corporation
          c/o Marriott International, Inc.
          10400 Fernwood Road
          Bethesda, Maryland 20817
          Attn: Chief Financial Officer
                Dept. 51.933.15

          Courtyard Management Corporation
          c/o Marriott International, Inc.
          10400 Fernwood Road
          Bethesda, Maryland 20817
          Attn: Law Department 52.923
                Hotel Operations

or at such other address as is from time to time designated by the party receiving the notice. Any such notice that is properly mailed shall for purposes of establishing that the sending party complied with the applicable time limitations set forth herein be deemed to have been served as of five (5) days after said posting, but shall not be binding on the addressee until received.

          21.09  Entire Agreement
                 ----------------

          This Agreement, with other writings signed by the parties stated to be supplemental hereto and instruments to be executed and delivered hereunder, constitute the entire agreement between the parties, supersede all prior understandings and writings, and may be changed only by writings signed by the parties.

          21.10  Limited Liability
                 -----------------

          Tenant agrees that no limited partner of Landlord, if any, shall have any personal liability hereunder in excess of such limited partner's contribution to the capital of Landlord.

          21.11  Memorandum of Lease
                 -------------------

          Landlord and Tenant shall, simultaneously with the execution of this Agreement, execute memoranda or short forms of this Agreement containing the names of the parties, legal descriptions for the land underlying the Hotels, the term of the Lease, and such other provisions as either party may require in such forms as may be required for recording purposes in each jurisdiction in which a Hotel is located. It is agreed that a Trustee's execution of any such memorandum is not required or applicable with respect to any memorandum or short form of this Agreement recorded to give notice of this Lease as it relates to any Hotel the legal title to which is not held by such Trustee. The cost and expense of recording the memoranda, short forms or, where necessary, a duplicate original of the Agreement (including any deed stamps, transfer taxes and similar costs), shall be borne by the Landlord; and, if Tenant undertakes the recording, Landlord shall promptly reimburse Tenant for all such costs and expenses incurred by Tenant. No recording shall take place, however, until such time as either party requires recording. Each party agrees that it will not record the Agreement in its entirety unless such a recording is required to protect the rights of either party or unless required by applicable law.

          21.12  Severability
                 ------------

          Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction unless the severing of such provision would undermine the essence of the Agreement itself.

          21.13  Counterparts
                 ------------

          This Agreement may be executed in several counterparts and by different parties thereto in separate counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          21.14  Trustees
                 --------

          The Trustees join in the execution of this Agreement as the holders of legal title to certain of the Hotels and at the request and direction of Courtyard by Marriott Limited Partnership, which is the beneficiary under all of the trusts described in the preamble to this Agreement. It is understood that nothing contained herein shall be construed as creating any liability on the Trustees, and it is agreed that all obligations and liabilities of Landlord are those of Courtyard by Marriott Limited Partnership, and its successors and assigns, and not those of the Trustees.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the day and year first written above.

Witnesses:
                                 COURTYARD BY MARRIOTT LIMITED
                                 PARTNERSHIP

-----------------------------    By:  CBM ONE CORPORATION,
Printed Name:                        General Partner



-----------------------------
Printed Name:


                                 By: /s/ Christopher G. Townsend  (SEAL)
                                    ------------------------------------
                                     Christopher G. Townsend
                                     Vice President


                                 Attest: /s/ Pamela Murch
                                        --------------------------------
                                         Pamela Murch
                                         Assistant Secretary
                                              [SEAL]



Witnesses:                              LA SALLE NATIONAL TRUST, N.A.,
                                        not personally but as Trustee under
                                        Trust Agreement dated December 9,
-----------------------------------     1986 and known as Trust Number 111800
Printed Name:
             ----------------------
                                        By:                           (SEAL)
                                           ---------------------------------
                                        Printed Name:
-----------------------------------                  -----------------------
Printed Name:                           Title:
             ----------------------           ------------------------------

                                        Attest:
                                               -----------------------------
                                        Printed Name:
                                                     -----------------------
                                        Title:
                                              ------------------------------

                              ALEXANDER TITLE AGENCY, INC., a Virginia corporation, not personally but as Trustee of the Virginia Beach Courtyard by Marriott Limited Partnership Land Trust, the Herndon/Reston Courtyard by Marriott Limited Partnership Land Trust, the Courtyard by Marriott Limited Partnership Land Trust, the Richmond Courtyard by Marriott Limited Partnership Land Trust, and the Hampton Beach Courtyard by Marriott Limited Partnership Land Trust

Witnesses:


 /s/ Laura Finamore
----------------------------
Laura Finamore
40-05 192 Street
Flushing, NY  11358



 /s/ Sean O'Connor
----------------------------
Sean O'Connor
415 East 82nd Street
New York, NY  10028


                                    By: /s/ Edward Chertowsky      (SEAL)
                                       ----------------------------
                                    Edward Chertowsky
                                    Vice President


                                    Attest: /s/ Ann Minichino
                                           ------------------------
                                    Ann Minichino
                                    Assistant Secretary

Witnesses:                          COURTYARD MANAGEMENT
                                    CORPORATION


 /s/ Laura Finamore
------------------------------
Laura Finamore
40-05 192 Street
Flushing, NY  11358



 /s/ Sean O'Connor
------------------------------
Sean O'Connor
415 East 82nd Street
New York, NY  10028


                                    By: /s/ James L. Best      (SEAL)
                                       ------------------------------
                                       James L. Best
                                       Vice President



                                    Attest: /s/ Ward R. Cooper
                                           --------------------------
                                           Ward R. Cooper
                                           Assistant Secretary
                                                   [SEAL]

Illinois Exculpation Clause:

This Lease Agreement is executed by LA SALLE NATIONAL TRUST, N.A., not personally, but as Trustee under Trust No. 111800 in the exercise of the power and authority conferred upon and vested in it as such Trustee (and said LA SALLE NATIONAL TRUST, N.A. hereby warrants that it possesses full power and authority to execute the Instrument) and it is expressly understood and agreed that nothing contained herein shall be construed as creating any liability on the part of said LA SALLE NATIONAL TRUST, N.A. personally to perform any covenant, either express or implied, herein contained, all such liability, if any, being hereby waived by the Tenant and by every person now or hereafter claiming any right hereunder; and that so far as the said LA SALLE NATIONAL TRUST, N.A. personally is concerned, the Tenant shall look solely to the Hotels hereby leased for the payment thereof. Trustee does not warrant, indemnify, defend title nor is it responsible for any environmental damage.

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

          On this 14th day of April, 1994, before me, the undersigned officer, personally appeared Christopher G. Townsend (residing at 10 Paramus Court, Gaithersburg, MD 20878) and Pamela Murch (residing at 3309 Glenway Drive, Kensington, MD 20895), personally known and acknowledged themselves to me to be the Vice President and Assistant Secretary respectively of CBM One Corporation, a Delaware corporation and general partner of COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership, and that as such officers, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officer(s) as their free and voluntary act and deed and the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                               /s/ Jennifer V. Alleyne
                              --------------------------------------------
                              Printed Name: Jennifer V. Alleyne
                                           -------------------------------
                              Notary Public

                              My Commission Expires:

[NOTARIAL SEAL]               May 21, 1994
                              --------------------------------------------
--------------------------

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

          On this 14th day of April, 1994, before me, the undersigned officer, personally appeared James L. Best (residing at 26 Buckspark Court, Potomac, MD 20854) and Ward R. Cooper (residing at 9618 Dilston Road, Silver Spring, MD 20903), personally known and acknowledged themselves to me to be the Vice President and Assistant Secretary respectively of COURTYARD MANAGEMENT CORPORATION, a Delaware corporation, and that as such officers, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by themselves as such officer(s) as their free and voluntary act and deed and the voluntary act and deed of said corporation.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                               /s/ Jennifer V. Alleyne
                              -------------------------------------------
                              Printed Name: Jennifer V. Alleyne
                                           ------------------------------
                              Notary Public

                              My Commission Expires:

[NOTARIAL SEAL]               May 21, 1994
                              -------------------------------------------
--------------------------

STATE OF ILLINOIS        )
                         ) SS
COUNTY OF COOK           )

          I, Harriet Denisewicz, the undersigned, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that Joseph W. Lang and Rosemary Collin of LA SALLE NATIONAL TRUST, N.A. personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Sr. Vice President & Asst. Secretary appeared before me this day in person and acknowledged that they signed and delivered said instrument as their own free and voluntary act of said bank, as trustee as aforesaid, for the uses and purposes therein set forth; and said Asst. Secretary then and there acknowledged that she did affix the seal of said bank to said instrument as her own free and voluntary act and as the free and voluntary act of said bank, as trustee as aforesaid, for the uses and purposes therein set forth.

          GIVEN under my hand and Notarial Seal this 13 day of April, 1994.

                               /s/ Harriet Denisewicz
                              -------------------------------------------
                              Printed Name: Harriet Denisewicz
                                           ------------------------------
                              Notary Public            [SEAL]

STATE OF NEW YORK        )
                         )  ss.:
COUNTY OF NEW YORK       )

          On this ____ day of April, 1994, before me, the undersigned officer, personally appeared Edward Chertowsky (residing at 234 Metedeconk Trail, Jackson, New Jersey 08527), personally known and acknowledged to me to be Vice President of Alexander Title Agency, Inc. and that as such officer, being duly authorized to do so pursuant to its by-laws or a resolution of its board of directors, and being informed of the contents of such instrument, executed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such officer as his free and voluntary act and deed and the voluntary act and deed of said corporation, and by affixing the corporate seal of such corporation.

          IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                               /s/ Jennifer V. Alleyne
                              --------------------------------------------
                              Printed Name: Jennifer V. Alleyne
                                           -------------------------------
                              Notary Public

                              My Commission Expires:

[NOTARIAL SEAL]               May 21, 1994
                              --------------------------------------------
--------------------------

                                   EXHIBIT B
                                   ---------

                                     LAND
                                     ----

BEGINNING at a point which is located in the northerly margin of the right of way of Arrowood Road (60 foot right of way), which point is located along a tie line S 68-41-15 E 813.21 feet from an iron marking the intersection of the easterly margin of the right of way of Arrowridge Boulevard (80 foot right of way) and the southerly margin of the right of way of Arrowood Road; thence, N 29-15-12 E 56.00 feet to a point; thence, N 07-25-00 E 165.00 feet to a point; thence, N 00-30-00 W 133.00 feet to a point; thence, N 89-30-00 E 130.00 feet to a point; thence, S 60-44-33 E 376.48 feet to a point; thence, S 07-14-40 W
411.07 feet to a point which is located in the northerly margin of the right of way of Arrowood Road; thence, continuing with said margin of Arrowood Road N 60-44-48 W 516.01 feet to the point and place of Beginning, containing 4.304 acres, more or less, all as shown on that survey dated August 8, 1985 and prepared by
F. Donald Lawrence and Associates, P.A.

Line 8 above should read as follows:

thence, N 28-15-12 E 56.00 feet to a point; thence, N 07-

TOGETHER WITH that certain Slope Easement and Agreement recorded in Book 5142, Page 24, Mecklenburg County Public Registry.

EXCEPT FROM the premises above described a 10 ft. wide strip taken for road widening purposes along Arrowood Road.